UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03916

Name of Registrant: Vanguard Specialized Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2013 – July 31, 2013

Item 1: Reports to Shareholders

Semiannual Report | July 31, 2013

Vanguard Energy Fund

> For the six months ended July 31, 2013, the energy sector advanced at a slower pace than the broad U.S. stock market, which saw double-digit gains.

> Vanguard Energy Fund returned almost 3%; the returns of its comparative standards were negative.

> Holdings in U.S.-based oil and gas exploration and production companies helped boost the fund’s return compared with that of its benchmark index.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	27
Trustees Approve Advisory Arrangements.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended July 31, 2013

Total
Returns
Vanguard Energy Fund
Investor Shares	2.83%
Admiral™ Shares	2.85
MSCI ACWI Energy Index	-0.40
Global Natural Resources Funds Average	-2.42

Global Natural Resources Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
January 31, 2013, Through July 31, 2013

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Energy Fund
Investor Shares	$62.66	$64.28	$0.149	$0.000
Admiral Shares	117.63	120.68	0.289	0.000

Chairman’s Letter

Dear Shareholder,

Vanguard Energy Fund returned 2.83% for Investor Shares for the six months ended July 31, 2013. The advisors’ decision to overweight some U.S.-based oil and gas exploration companies helped the fund outpace the –0.40% return of its benchmark index.

The fund’s performance was even stronger compared with the –2.42% average return of global natural resources funds. Many of these peer funds have significant allocations to nonenergy sectors such as materials, industrials, and utilities. Materials, in particular, suffered as declining demand pulled down prices for metals and many other natural resources.

In contrast, crude oil prices climbed during the period, in part because of lower production and some supply disruptions among OPEC members. U.S. natural gas prices also rose.

Even so, the energy sector as a whole lagged the broad U.S. stock market, as it has for the last two fiscal years. To a degree, this lag may reflect investors’ assessment of the possible effects of slower growth in energy demand on the profitability of the sector.

U.S. stocks set a brisk pace; international markets struggled
U.S. stocks returned about 14% for the half year, posting positive returns for five of the six months. The exception was June, when stocks slid after Federal Reserve Chairman Ben Bernanke said the central bank could begin unwinding its stimulative bond-buying program later this year. July saw domestic stocks rebound sharply, helped by favorable economic news and reassuring words from Fed officials.

Despite rising in July, international stocks finished the period with a return of less than 1%. Much of the weakness came from emerging markets, where the slowing rate of growth, especially in China and Brazil, has been a concern. Developed markets in the Pacific region and Europe posted modest gains.

Bonds encountered obstacles as market uncertainty increased
Bonds, which also suffered in June amid concerns that the Fed could start tapering its bond buying, posted negative six-month returns. Although July brought a little relief, the broad U.S. taxable bond market returned –1.62%. The yield of the 10-year Treasury note finished the period at 2.60%, up from 1.67% at the end of April. (Bond yields and prices move in opposite directions.)

Market Barometer

			Total Returns
		Periods Ended July 31, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	13.83%	26.23%	8.49%
Russell 2000 Index (Small-caps)	16.66	34.76	9.45
Russell 3000 Index (Broad U.S. market)	14.05	26.86	8.57
MSCI All Country World Index ex USA (International)	0.26	16.96	0.79

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.62%	-1.91%	5.23%
Barclays Municipal Bond Index (Broad tax-exempt market)	-3.94	-2.19	5.07
Citigroup Three-Month U.S. Treasury Bill Index	0.03	0.08	0.20

CPI
Consumer Price Index	1.44%	1.96%	1.21%

Municipal bonds fared worse, returning –3.94%. Although the municipal market was roiled in July by Detroit’s bankruptcy filing, it bears remembering that Detroit debt represents a tiny fraction—just 0.05%—of the entire muni bond market. We continue to believe that municipal bonds may make sense as part of a diversified portfolio for investors in higher tax brackets. As Sarah Hammer, a senior investment analyst with Vanguard Investment Strategy Group, put it, “State and local governments have the ability and willingness to continue to make their debt service payments.”

The Fed’s target for short-term rates remained between 0% and 0.25%, capping the returns from money market funds and savings accounts.

Exploration and production firms sprinted ahead of integrated giants
There are many lenses through which to view the energy sector and to help make sense of the often divergent performance of its various segments. Perhaps the most commonly used lens is price, where there was a noteworthy development during the period. The price of West Texas Intermediate (WTI) crude oil—the U.S. oil price benchmark—reconnected to that of the global market, represented by Brent crude from the North Sea.

Historically, WTI and Brent prices have traded within a few dollars of each other. They became disconnected in 2010, when a boom in Canadian oil production and oil shale drilling strained the U.S. transport

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Energy Fund	0.31%	0.26%	1.32%

The fund expense ratios shown are from the prospectus dated May 28, 2013, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2013, the fund’s annualized expense ratios were 0.37% for Investor Shares and 0.31% for Admiral Shares. This increase from the estimated expense ratio reflects a performance-based investment advisory fee adjustment. When the performance adjustment is positive, the fund’s expenses increase; when it is negative, expenses decrease. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Peer group: Global Natural Resources Funds.

and refining network. The resulting oversupply of oil in the midsection of the country that could not reach Gulf Coast refineries pulled down WTI prices. This summer, more pipeline and refining capacity became available and onshore production in Canada and the United States dropped. Accordingly, WTI prices rose, coming close to parity with Brent in July for the first time in nearly three years.

Because higher prices tend to benefit producers and pinch the profit margins of refiners, they can be a mixed blessing for integrated companies that do both. These effects played out, to varying degrees, among the Energy Fund’s holdings.

The standouts were U.S. exploration and production companies. Natural gas producers in Pennsylvania did best—including one of the fund’s top ten holdings (as of July 31), which returned more than 43% for the half year. In contrast, refining and marketing companies overall lost ground as their raw material costs increased.

Performance was mixed among the integrated behemoths whose operations span the globe. These companies represented more than 45% of fund assets on average during the period. Two of the fund’s largest holdings, both headquartered in the United States, advanced, but some overseas holdings declined.

Compared with the benchmark index, rewarding selections outnumbered disappointments. As noted, the advisors added the most value with their choices of U.S. exploration and production companies. Some integrated giants detracted from results.

The Advisors’ Report that follows this letter provides additional details about the management of the fund during the fiscal half year.

Predicting the future is tricky, but preparing for it is prudent
Now that much of 2013 is in the rearview mirror, it’s clear that few of us anticipated several big events—such as record highs in some stock market indexes, the powerful rally in long-slumbering Japan, and renewed upheaval in Egypt. Of course, such unpredictability underscores the challenge of forecasting.

Vanguard’s approach to forecasting differs from that of many other investment firms. Joe Davis, our chief economist, is fond of saying that we “treat the future with the deference it deserves.”

Each January, our economists publish Vanguard’s Economic and Investment Outlook (available at vanguard.com/ research). They update their perspectives periodically and address significant developments—such as Detroit’s bankruptcy filing—with thoughtful, timely analysis and commentary. But, in keeping with Joe’s comment, our economists don’t make the pinpoint projections that you’ll see elsewhere.

Instead, using sophisticated statistical models, we provide a range and probability of potential outcomes—for the inflation rate or the 10-year Treasury yield, for example. And we explain our rationale for such outcomes.

In short, our forecasts acknowledge that no one has a crystal ball or can envision every scenario. And that underlines one of our core investment principles: Develop a suitable asset allocation using broadly diversified funds. Having a balanced portfolio can help you get through unforeseen events and achieve your goals—even without a crystal ball.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 14, 2013

Advisors’ Report

Vanguard Energy Fund returned 2.83% for Investor Shares and 2.85% for Admiral Shares in the six months ended July 31, 2013, outpacing both its benchmark index and the average return of global natural resources funds. Your fund is managed by two advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also provided a discussion of the investment environment that existed during the year and of how their portfolio positioning reflects this assessment. These reports were prepared on August 14, 2013.

Wellington Management Company, LLP
Portfolio Manager:
Karl E. Bandtel, Senior Vice President

The investment environment
Global equities shook off June’s pullback and advanced in July for the eighth time in the last nine calendar months. The MSCI All Country World Index rose 6.23% (in U.S. dollar terms) for the six months ended July 31, 2013. Accommodative rhetoric from the European Central Bank and the U.S. Federal Reserve increased investors’ risk appetites for U.S. stocks and, to a lesser extent, those of a number of other

Vanguard Energy Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	96	11,296	Emphasizes long-term total-return opportunities from
Company, LLP			the various energy subsectors: international oils,
			foreign integrated oils and foreign producers, North
			American producers, oil services and equipment,
			transportation and distribution, and refining and
			marketing.
Vanguard Equity Investment	3	382	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, market
			sentiment, earnings quality, and management
			decisions of companies relative to their peers.
Cash Investments	1	148	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in stock.
			Each advisor may also maintain a modest cash
			position.

developed markets. Emerging markets equity was a notable exception; the MSCI Emerging Markets Index declined almost 10% (in U.S. dollar terms).

The price of crude oil rose late in the period along with mounting tensions in Egypt. Natural gas prices remained lackluster amidst cooler weather and expectations of lower demand. They began the fiscal year just above $3.30 per million BTUs (U.S. Henry Hub) and exceeded $4 in the spring before dropping to finish below $3.50.

Our successes
Stock selection within the oil and gas subsector helped the portfolio outperform for the period. Cabot Oil & Gas was again the top contributor. The fund also benefited from positions in a number of other U.S. stocks, including EQT, Pioneer Natural Resources, EOG Resources, Noble Energy, and Range Resources.

Cabot’s strong results were driven largely by robust production in Pennsylvania’s Marcellus Shale. The company is a low-cost producer with a strong balance sheet. We believe the stock should benefit from reduced natural gas production industry-wide and ultimately from higher natural gas prices, which have remained below the industry’s marginal cost for an extended period. We trimmed our exposure on the stock’s strength, but Cabot remains one of our largest positions in both absolute and benchmark-relative terms.

Our shortfalls
The portfolio’s international exposure weighed on returns. Nine of the top ten absolute detractors were in stocks of companies domiciled outside of the United States. This list included Petrobras (Brazil), Inpex (Japan), Gazprom and Rosneft (Russia), Eni (Italy), and PetroChina (China).

Integrated oil and gas company Petrobras lost one-quarter of its value during the period. Production delays related to deployment of drilling platforms coupled with a broader sell-off across emerging markets in general created downward pressure on the stock. We believe that production growth will improve in the second half of the year and accelerate into 2014. Downstream retail margins should also improve to more normal levels. The company is expanding its deep sea production, with a number of rigs expected to come online in the next two years.

Petrobras shares are attractively valued on investor concern about continued losses in downstream refined products. We believe this concern is fully reflected in the share price and that sentiment will begin to turn as production improves and downstream losses narrow. We took advantage of the stock’s weakness to increase our position.

The fund’s positioning
Our long-term outlook remains favorable for the energy sector. However, as we always do, we urge caution regarding the near-term direction of commodity prices and the inherent volatility that accompanies investing in stocks of energy companies.

The portfolio remains skewed in favor of low-cost producers with compelling valuations based on our assessment of their respective long-term resource bases. We believe many of these companies have the ability to create value for shareholders absent generally rising commodity prices.

We believe that the eventual substitution of natural gas for oil, not only in the United States but also in Europe and Asia, is a significant opportunity for patient investors. Combined with the impact of several projects under way to enable the export of U.S. natural gas, it should continue to narrow the current wide price disparity between global energy prices and North American natural gas.

A significant portion of the portfolio’s assets are invested in international stocks (including emerging markets) domiciled in several countries. We will likely seek opportunities to increase our exposure to foreign stocks as we pare back positions in North America and redeploy the proceeds into more attractively valued investments.

Our low-turnover investment process remains steady, as does our emphasis on finding mid- and large-cap integrated oil and exploration and production companies that are attractively valued. We will continue to focus on stocks of companies that have clean balance sheets, long-lived resources, and high-quality management teams.

Vanguard Equity Investment Group

Portfolio Managers:
James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

The fund’s benchmark returned –0.40% for the six months ended July 31, 2013, lagging the 6.23% return of global equities (as measured by the MSCI All Country World Index). After a strong start to 2013, the capital markets saw a return of volatility in the second quarter. Initially, strong corporate earnings and economic optimism ushered stock markets to fresh highs. Rising interest rates in May tempered investor enthusiasm, however, and June brought a Federal Reserve statement that many interpreted as the beginning of a more hawkish approach to monetary policy. Markets swung wildly in the wake of the Fed’s comments, and bond yields climbed to a level last seen in 2011. Energy stocks were not immune to these fluctuations, and as a whole they provided investors with nearly flat returns.

Our model-based investment approach produced results in line with expectations. Our process has similarities to that of traditional fundamental managers but features a strict quantitative method of comparing stocks to identify those with potential to outperform over the long run. Our in-house research efforts center on a combination of valuation and other factors focused on fundamental growth, allowing us to take advantage of market inefficiencies caused by persistent investor biases. We then use the results of our model to construct our portfolio, with the goal of minimizing exposure to risks that our research indicates do not improve returns, such as variances from the benchmark in market capitalization and volatility. In our view, these risk exposures are not justified by the possible rewards.

For the period, our most successful holdings were spread throughout various regions across the globe: First Solar (+75%) and Ultra Petroleum (+19%) in the United States, SBM Offshore (+28%) in the Netherlands, and Repsol (+10%) in Spain. Equally as important to our performance was our ability to limit exposure to underperforming stocks such as Ecopetrol (–24%) in Brazil and Pacific Rubiales Energy (–16%) in Canada.

Our results were dampened by overweighted positions in Inpex (–24%) and Cairn India (–18%), two stocks that underperformed the benchmark as a whole. Underweight positions in stronger performers such as Pioneer Natural Resources (+32%) and EQT (+46%) also hurt relative returns.

Overall, the increased volatility in the markets was not surprising, considering how quickly stocks had been rising domestically and internationally. Markets will always be subject to short-term fluctuations brought on by new headline risks. Too often, investors focus on short-term market gyrations, the most recent economic headlines, and short-term performance—and not enough on the fundamental principles that give them the best chance of success.

Strategies such as ours shift the focus back to fundamentals by seeking to capture the spread between undervalued and overvalued stocks. We believe that our approach can provide worthwhile returns for long-term investors and play an important role in building a diversified investment plan.

Energy Fund

Fund Profile
As of July 31, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VGENX	VGELX
Expense Ratio[1]	0.31%	0.26%
30-Day SEC Yield	1.78%	1.84%

Portfolio Characteristics
			DJ U.S.
			Total
		MSCI	Market
		ACWI	FA
	Fund	Energy	Index
Number of Stocks	127	173	3,619
Median Market Cap	$42.1B	$71.7B	$40.3B
Price/Earnings Ratio	14.2x	11.7x	18.9x
Price/Book Ratio	1.6x	1.5x	2.5x
Return on Equity	14.3%	16.6%	16.5%
Earnings Growth
Rate	-2.9%	1.8%	10.4%
Dividend Yield	2.2%	3.0%	1.9%
Foreign Holdings	36.8%	49.7%	0.0%
Turnover Rate
(Annualized)	22%	—	—
Short-Term Reserves	3.5%	—	—

Subindustry Diversification (% of equity exposure)

		MSCI
		ACWI
	Fund	Energy
Coal & Consumable Fuels	3.0%	1.4%
Integrated Oil & Gas	45.9	54.2
Oil & Gas Drilling	1.6	2.5
Oil & Gas Equipment &
Services	9.7	10.0
Oil & Gas Exploration &
Production	32.4	20.8
Oil & Gas Refining &
Marketing	4.9	5.6
Oil & Gas Storage &
Transportation	1.8	5.5
Other	0.7	0.0

Volatility Measures

	MSCI	DJ U.S.
	ACWI	Total Market
	Energy	FA Index
R-Squared	0.98	0.83
Beta	1.05	1.42

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	8.8%
Royal Dutch Shell plc	Integrated Oil & Gas	6.0
Chevron Corp.	Integrated Oil & Gas	5.5
Schlumberger Ltd.	Oil & Gas Equipment
	& Services	3.7
BP plc	Integrated Oil & Gas	3.3
Total SA	Integrated Oil & Gas	3.0
Cabot Oil & Gas Corp.	Oil & Gas Exploration
	& Production	2.9
Pioneer Natural	Oil & Gas Exploration
Resources Co.	& Production	2.6
Eni SPA	Integrated Oil & Gas	2.3
EOG Resources Inc.	Oil & Gas Exploration
	& Production	2.3
Top Ten		40.4%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 28, 2013, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2013, the annualized expense ratios were 0.37% for Investor Shares and 0.31% for Admiral Shares.

Energy Fund

Market Diversification (% of equity exposure)

Europe
United Kingdom	11.9%
France	3.7
Italy	2.4
Other	2.5
Subtotal	20.5%
Pacific
Japan	1.6%
Other	0.3
Subtotal	1.9%
Emerging Markets
China	2.1%
Russia	1.8
Brazil	1.3
Other	0.9
Subtotal	6.1%
North America
United States	62.1%
Canada	9.4
Subtotal	71.5%

Energy Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2003, Through July 31, 2013

For a benchmark description, see the Glossary.
Note: For 2014, performance data reflect the six months ended July 31, 2013.

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/23/1984	11.00%	-3.92%	13.63%
Admiral Shares	11/12/2001	11.06	-3.86	13.70

See Financial Highlights for dividend and capital gains information.

Energy Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (96.0%)[1]
United States (59.2%)
Energy Equipment & Services (10.2%)
Schlumberger Ltd.	5,341,519	434,426
Baker Hughes Inc.	5,431,170	257,600
Halliburton Co.	3,844,097	173,715
Ensco plc Class A	2,955,824	169,487
National Oilwell Varco Inc.	1,238,296	86,891
SEACOR Holdings Inc.	875,753	76,681
Transocean Ltd.	79,394	3,744
Patterson-UTI Energy Inc.	108,100	2,137
Diamond Offshore
Drilling Inc.	30,300	2,044
Nabors Industries Ltd.	125,800	1,936
		1,208,661
Exchange-Traded Fund (0.7%)
^,2 Vanguard Energy ETF	663,000	78,439

Oil, Gas & Consumable Fuels (48.3%)
Coal & Consumable Fuels (2.2%)
CONSOL Energy Inc.	8,387,185	260,255

Integrated Oil & Gas (17.6%)
Exxon Mobil Corp.	11,127,444	1,043,198
Chevron Corp.	5,201,240	654,784
Occidental Petroleum
Corp.	2,854,773	254,218
Hess Corp.	941,839	70,129
Murphy Oil Corp.	791,700	53,614

Oil & Gas Exploration & Production (24.6%)
Cabot Oil & Gas Corp.	4,447,807	337,233
Pioneer Natural
Resources Co.	1,969,495	304,799
EOG Resources Inc.	1,858,641	270,414
Anadarko
Petroleum Corp.	2,994,167	265,044

			Market
			Value
		Shares	($000)
	EQT Corp.	2,775,770	240,104
*	Southwestern
	Energy Co.	4,944,185	191,785
	Noble Energy Inc.	3,026,078	189,100
	Range Resources Corp.	2,180,290	172,461
*	Denbury Resources Inc.	8,669,104	151,709
	Devon Energy Corp.	2,448,625	134,699
	ConocoPhillips	2,053,309	133,178
*	Cobalt International
	Energy Inc.	3,745,172	108,048
	Apache Corp.	982,650	78,858
	Chesapeake
	Energy Corp.	2,947,232	68,670
	Marathon Oil Corp.	1,857,046	67,522
*	Whiting
	Petroleum Corp.	1,085,355	55,863
*	Newfield
	Exploration Co.	1,855,658	45,649
*	WPX Energy Inc.	2,247,486	43,174
	Energen Corp.	718,861	43,052
*	Ultra Petroleum Corp.	107,200	2,321

	Oil & Gas Refining & Marketing (3.4%)
	Phillips 66	2,230,984	137,205
	Marathon
	Petroleum Corp.	1,824,650	133,802
	Valero Energy Corp.	3,540,884	126,657
	HollyFrontier Corp.	68,600	3,125

	Oil & Gas Storage & Transportation (0.5%)
	Kinder Morgan Inc.	1,629,416	61,527
	Williams Cos. Inc.	27,900	953
			5,703,150
Semiconductors &
Semiconductor Equipment (0.0%)
*	First Solar Inc.	47,850	2,356
Total United States			6,992,606

Energy Fund

		Market
		Value
	Shares	($000)
International (36.8%)
Australia (0.3%)
Oil Search Ltd.	3,907,545	28,428
Caltex Australia Ltd.	127,094	2,137
Woodside Petroleum Ltd.	20,294	685
		31,250
Austria (0.0%)
OMV AG	59,944	2,652

Brazil (1.3%)
Petroleo Brasileiro SA
ADR	10,894,275	148,598
Petroleo Brasileiro SA
Prior Pfd.	385,244	2,751
Petroleo Brasileiro SA	249,132	1,679
		153,028
Canada (9.1%)
Suncor Energy Inc.	7,576,682	239,650
Canadian Natural
Resources Ltd.	5,263,443	163,272
Cenovus Energy Inc.	5,084,180	150,492
Encana Corp.	6,938,890	121,569
* Tourmaline Oil Corp.	2,412,470	92,990
TransCanada Corp.	1,530,901	69,949
Canadian Oil Sands Ltd.	3,462,710	67,201
Enbridge Inc.	1,326,300	58,954
Cameco Corp.	2,573,670	52,297
Pacific Rubiales Energy
Corp.	1,949,295	37,900
^ Petrominerales Ltd.	1,615,180	8,791
Suncor Energy Inc.	249,434	7,883
Husky Energy Inc.	104,200	3,003
Canadian Natural
Resources Ltd.	86,378	2,677
Enbridge Inc.	52,350	2,323
Cenovus Energy Inc.	26,539	786
Canadian Oil Sands Ltd.	20,300	394
		1,080,131
China (2.0%)
PetroChina Co. Ltd. ADR	1,240,895	144,664
Kunlun Energy Co. Ltd.	32,151,555	47,305
China Shenhua
Energy Co. Ltd.	11,588,390	33,449
China Petroleum &
Chemical Corp.	5,749,600	4,270
China Oilfield
Services Ltd.	1,052,000	2,365
CNOOC Ltd.	1,188,717	2,149
China Gas Holdings Ltd.	1,828,000	2,065
China Longyuan
Power Group Corp.	1,676,000	1,763
PetroChina Co. Ltd.	982,000	1,147
Xinjiang Goldwind Science
& Technology Co. Ltd.	1,000,400	560
		239,737

		Market
		Value
	Shares	($000)
Finland (0.0%)
Neste Oil Oyj	149,450	2,160

France (3.5%)
Total SA ADR	6,512,720	345,500
Technip SA	522,614	57,665
Total SA	284,420	15,156
		418,321
Greece (0.0%)
Hellenic Petroleum SA	64,940	638

Hungary (0.0%)
MOL Hungarian Oil
& Gas plc	31,787	2,388

India (0.7%)
Reliance Industries Ltd.	5,747,788	82,351
Cairn India Ltd.	430,743	2,092
Oil India Ltd.	136,255	1,158
Hindustan Petroleum
Corp. Ltd.	128,139	446
Indian Oil Corp. Ltd.	76,880	259
		86,306
Israel (0.0%)
Delek Group Ltd.	3,000	842
* Oil Refineries Ltd.	809,908	348
		1,190
Italy (2.3%)
Eni SPA ADR	5,952,505	262,803
Eni SPA	384,971	8,503
		271,306
Japan (1.6%)
Inpex Corp.	27,276	119,259
JX Holdings Inc.	11,283,170	59,890
Showa Shell Sekiyu KK	253,900	2,339
Idemitsu Kosan Co. Ltd.	26,900	2,240
		183,728
Netherlands (0.0%)
* SBM Offshore NV	131,514	2,545

Norway (0.8%)
Statoil ASA ADR	4,090,890	88,322
Statoil ASA	200,381	4,350
		92,672
Poland (0.0%)
Polskie Gornictwo
Naftowe i Gazownictwo
SA	1,225,230	2,375
* Grupa Lotos SA	147,504	1,521
		3,896
Portugal (0.9%)
Galp Energia SGPS SA	6,436,169	102,806

Energy Fund

		Market
		Value•
	Shares	($000)
Russia (1.8%)
Gazprom OAO ADR	13,040,733	100,773
Rosneft OAO GDR	13,844,021	97,811
Lukoil OAO ADR	103,280	6,077
AK Transneft OAO
Prior Pfd.	1,010	2,394
TMK OAO GDR	128,997	1,741
Tatneft OAO ADR	17,933	659
Surgutneftegas OAO
ADR	61,630	486
Gazprom OAO	124,674	485
		210,426
South Africa (0.1%)
Sasol Ltd.	111,032	5,101

South Korea (0.0%)
SK Holdings Co. Ltd.	15,884	2,495

Spain (0.8%)
Repsol SA	4,026,158	96,496

Thailand (0.1%)
PTT PCL (Foreign)	282,300	2,985
* PTT Global Chemical PCL	1,061,200	2,239
PTT Exploration &
Production PCL (Foreign)	189,100	939
		6,163
United Kingdom (11.5%)
Royal Dutch Shell plc
ADR	7,778,285	531,646
BP plc ADR	8,889,185	368,368
BG Group plc	9,972,896	179,834
Royal Dutch Shell plc
Class B	4,426,895	156,582
* Ophir Energy plc	10,826,161	62,040
* Genel Energy plc	1,705,482	24,896
BP plc	2,573,179	17,778
Royal Dutch Shell plc
Class A	330,410	11,274
Royal Dutch
Shell plc Class A
(Amsterdam Shares)	158,539	5,412
* Essar Energy plc	417,156	843
* Cairn Energy plc	1	—
		1,358,673
Total International		4,354,108
Total Common Stocks
(Cost $7,132,598)		11,346,714

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (4.3%)[1]
Money Market Fund (0.8%)
[3,4] Vanguard Market Liquidity
Fund, 0.124%	94,787,797	94,788

	Face
	Amount
	($000)
Repurchase Agreement (3.4%)
RBS Securities, Inc.
0.060%, 8/1/13
(Dated 7/31/13,
Repurchase Value
$408,501,000,
collateralized by
U.S. Treasury Note/
Bonds 2.000%,
7/31/20, with a value
of $416,671,000)	408,500	408,500

U.S. Government and Agency Obligations (0.1%)
[5,6] Fannie Mae Discount
Notes, 0.110%, 8/21/13	5,000	5,000
[5,6] Fannie Mae Discount
Notes, 0.100%, 11/13/13	500	500
[5,6] Freddie Mac Discount
Notes, 0.130%, 9/16/13	3,000	2,999
		8,499
Total Temporary Cash Investments
(Cost $511,787)		511,787
Total Investments (100.3%)
(Cost $7,644,385)		11,858,501
Other Assets and Liabilities (-0.3%)
Other Assets		36,296
Liabilities[4]		(68,723)
		(32,427)
Net Assets (100%)		11,826,074

Energy Fund

At July 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	7,316,326
Undistributed Net Investment Income	86,645
Accumulated Net Realized Gains	208,486
Unrealized Appreciation (Depreciation)
Investment Securities	4,214,116
Futures Contracts	544
Foreign Currencies	(43)
Net Assets	11,826,074

Investor Shares—Net Assets
Applicable to 77,901,603 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,007,142
Net Asset Value Per Share—
Investor Shares	$64.28

Admiral Shares—Net Assets
Applicable to 56,502,758 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,818,932
Net Asset Value Per Share—
Admiral Shares	$120.68

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $6,370,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.7% and 3.6%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $6,609,000 of collateral received for securities on loan.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Securities with a value of $4,300,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Statement of Operations

Six Months Ended
July 31, 2013
($000)
Investment Income
Income
Dividends[1],[2]	154,456
Interest[2]	194
Securities Lending	3,737
Total Income	158,387
Expenses
Investment Advisory Fees—Note B
Basic Fee	8,487
Performance Adjustment	1,868
The Vanguard Group—Note C
Management and Administrative—Investor Shares	4,326
Management and Administrative—Admiral Shares	3,832
Marketing and Distribution—Investor Shares	500
Marketing and Distribution—Admiral Shares	559
Custodian Fees	214
Shareholders’ Reports—Investor Shares	37
Shareholders’ Reports—Admiral Shares	10
Trustees’ Fees and Expenses	14
Total Expenses	19,847
Net Investment Income	138,540
Realized Net Gain (Loss)
Investment Securities Sold[2]	221,444
Futures Contracts	15,080
Foreign Currencies	(462)
Realized Net Gain (Loss)	236,062
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(41,574)
Futures Contracts	(4,039)
Foreign Currencies	(63)
Change in Unrealized Appreciation (Depreciation)	(45,676)
Net Increase (Decrease) in Net Assets Resulting from Operations	328,926

1 Dividends are net of foreign withholding taxes of $11,295,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $0, $51,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2013	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	138,540	262,512
Realized Net Gain (Loss)	236,062	25,428
Change in Unrealized Appreciation (Depreciation)	(45,676)	161,584
Net Increase (Decrease) in Net Assets Resulting from Operations	328,926	449,524
Distributions
Net Investment Income
Investor Shares	(12,426)	(114,465)
Admiral Shares	(16,644)	(147,695)
Realized Capital Gain
Investor Shares	—	(98,885)
Admiral Shares	—	(111,067)
Total Distributions	(29,070)	(472,112)
Capital Share Transactions
Investor Shares	(460,177)	(570,595)
Admiral Shares	(132,185)	10,358
Net Increase (Decrease) from Capital Share Transactions	(592,362)	(560,237)
Total Increase (Decrease)	(292,506)	(582,825)
Net Assets
Beginning of Period	12,118,580	12,701,405
End of Period[1]	11,826,074	12,118,580

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $86,645,000 and ($22,363,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2013	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$62.66	$62.60	$69.20	$57.17	$42.62	$73.93
Investment Operations
Net Investment Income	.729	1.336	1.072	1.053	. 910	1.276[1]
Net Realized and Unrealized Gain (Loss)
on Investments	1.040	1.098	(3.949)	14.103	14.591	(28.853)
Total from Investment Operations	1.769	2.434	(2.877)	15.156	15.501	(27.577)
Distributions
Dividends from Net Investment Income	(.149)	(1.340)	(1.102)	(. 977)	(. 951)	(1.264)
Distributions from Realized Capital Gains	—	(1.034)	(2.621)	(2.149)	—	(2.469)
Total Distributions	(.149)	(2.374)	(3.723)	(3.126)	(. 951)	(3.733)
Net Asset Value, End of Period	$64.28	$62.66	$62.60	$69.20	$57.17	$42.62

Total Return[2]	2.83%	4.07%	-3.82%	27.17%	36.28%	-38.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,007	$5,340	$5,945	$6,731	$6,536	$4,434
Ratio of Total Expenses to
Average Net Assets[3]	0.37%	0.31%	0.34%	0.34%	0.38%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.33%	2.15%	1.67%	1.74%	1.73%	1.84%
Portfolio Turnover Rate	22%	18%	24%	31%	27%	21%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, (0.02%), 0.01%, 0.00%, 0.03%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2013	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$117.63	$117.52	$129.93	$107.34	$80.02	$138.86
Investment Operations
Net Investment Income	1.408	2.586	2.101	2.045	1.780	2.480 [1]
Net Realized and Unrealized Gain (Loss)
on Investments	1.931	2.060	(7.432)	26.479	27.395	(54.203)
Total from Investment Operations	3.339	4.646	(5.331)	28.524	29.175	(51.723)
Distributions
Dividends from Net Investment Income	(. 289)	(2.595)	(2.159)	(1.899)	(1.855)	(2.480)
Distributions from Realized Capital Gains —		(1.941)	(4.920)	(4.035)	—	(4.637)
Total Distributions	(. 289)	(4.536)	(7.079)	(5.934)	(1.855)	(7.117)
Net Asset Value, End of Period	$120.68	$117.63	$117.52	$129.93	$107.34	$80.02

Total Return[2]	2.85%	4.14%	-3.76%	27.24%	36.37%	-38.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,819	$6,778	$6,756	$6,871	$4,439	$2,889
Ratio of Total Expenses to
Average Net Assets[3]	0.31%	0.26%	0.28%	0.28%	0.31%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.39%	2.20%	1.73%	1.80%	1.80%	1.91%
Portfolio Turnover Rate	22%	18%	24%	31%	27%	21%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction fees or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, (0.02%), 0.01%, 0.00%, 0.03%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Notes to Financial Statements

Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses). Counterparty risk involving futures is mitigated because

Energy Fund

a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

During the six months ended July 31, 2013, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

4. Repurchase Agreements: The fund may enter into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2010–2013), and for the period ended July 31, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Energy Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI ACWI Energy Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $184,000 for the six months ended July 31, 2013.

For the six months ended July 31, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets, before an increase of $1,868,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2013, the fund had contributed capital of $1,412,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.56% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—United States	6,992,606	—	—
Common Stocks—International	2,974,462	1,379,646	—
Temporary Cash Investments	94,788	416,999	—
Futures Contracts—Liabilities[1]	(236)	—	—
Total	10,061,620	1,796,645	—
1 Represents variation margin on the last day of the reporting period.

Energy Fund

E. At July 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2013	940	78,984	245
S&P 500 Index	September 2013	34	14,284	299

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended July 31, 2013, the fund realized net foreign currency losses of $462,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Passive foreign investment companies held at July 31, 2013, had unrealized appreciation of $28,015,000, as of January 31, 2013, the most recent mark-to-market date for tax purposes. This amount has been distributed and is reflected in the balance of undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2013, the fund had available capital losses totaling $15,701,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2014; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2013, the cost of investment securities for tax purposes was $7,672,400,000. Net unrealized appreciation of investment securities for tax purposes was $4,186,101,000, consisting of unrealized gains of $4,414,448,000 on securities that had risen in value since their purchase and $228,347,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended July 31, 2013, the fund purchased $1,239,449,000 of investment securities and sold $1,577,970,000 of investment securities, other than temporary cash investments.

Energy Fund

H. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2013	January 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	257,019	4,116	695,926	11,544
Issued in Lieu of Cash Distributions	11,879	191	204,348	3,375
Redeemed[1]	(729,075)	(11,630)	(1,470,869)	(24,672)
Net Increase (Decrease)—Investor Shares	(460,177)	(7,323)	(570,595)	(9,753)
Admiral Shares
Issued	508,368	4,330	1,015,171	9,110
Issued in Lieu of Cash Distributions	14,941	128	233,904	2,064
Redeemed[1]	(655,494)	(5,578)	(1,238,717)	(11,038)
Net Increase (Decrease)—Admiral Shares	(132,185)	(1,120)	10,358	136

1 Net of redemption fees for fiscal 2013 of $642,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

I. Management has determined that no material events or transactions occurred subsequent to July 31, 2013, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended July 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Energy Fund	1/31/2013	7/31/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,028.31	$1.86
Admiral Shares	1,000.00	1,028.46	1.56
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.96	$1.86
Admiral Shares	1,000.00	1,023.26	1.56

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.37% for Investor Shares and 0.31% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Energy Fund has renewed the fund’s investment advisory arrangements with The Vanguard Group, Inc. (Vanguard), through its Equity Investment Group, and Wellington Management Company, LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Vanguard. Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 2005.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The investment team uses a bottom-up approach in which stocks are selected based on the advisor’s estimates of fundamental investment value. The advisor’s investment process emphasizes company fundamentals, management track record, and security valuation. The firm has advised the fund since the fund’s inception in 1984.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted the continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule for Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by Wellington Management increase. The board also concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Energy Index: S&P 500 Index through November 30, 2000; S&P Energy Sector Index through May 31, 2010; MSCI All Country World Energy Index thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
The Conference Board.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Vanguard Senior ManagementTeam
President, and Chief Executive Officer of NACCO
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Mortimer J. Buckley	Chris D. McIsaac
Materials Handling, Inc. (forklift trucks); Director of	Kathleen C. Gubanich	Michael S. Miller
the National Association of Manufacturers; Chairman	Paul A. Heller	James M. Norris
of the Board of University Hospitals of Cleveland;	Martha G. King	Glenn W. Reed
Advisory Chairman of the Board of The Cleveland	John T. Marcante
Museum of Art.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Director	Chief Executive Officer and President, 1996–2008
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	Founder
Norris Cotton Cancer Center.
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
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Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q512 092013

Semiannual Report | July 31, 2013
Vanguard Health Care Fund

> For the six months ended July 31, 2013, Vanguard Health Care Fund returned about 19%, outpacing both its benchmark and the average return of peer funds.

> The fund’s advance was broadly based, with groups ranging from biotechnology firms to health insurers to medical device makers notching strong results.

> Health care stocks outperformed the broader market, both domestically and internationally.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	26
Trustees Approve Advisory Agreement.	28
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended July 31, 2013

Total
Returns
Vanguard Health Care Fund
Investor Shares	19.18%
Admiral™ Shares	19.21
MSCI All Country World Health Care Index	15.54
Global Health/Biotechnology Funds Average	18.61

Global Health/Biotechnology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
January 31, 2013, Through July 31, 2013

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Health Care Fund
Investor Shares	$152.58	$177.41	$0.038	$3.854
Admiral Shares	64.37	74.86	0.020	1.625

1

Chairman’s Letter

Dear Shareholder,

Capitalizing on a robust performance by health care stocks around the world, Vanguard Health Care Fund delivered impressive results for the six months ended July 31, 2013. The fund returned 19.18% for Investor Shares and 19.21% for Admiral Shares, outpacing its comparative standards.

Peer funds, on average, returned 18.61%, and the benchmark MSCI All Country World Health Care Index gained 15.54%. The Health Care Fund’s advisor had success across the industry spectrum, with biotechnology firms, health insurers, and medical device makers recording double-digit advances.

U.S. stocks set a brisk pace; international markets struggled
U.S. stocks, which returned about 14% for the half year, posted positive returns in five of the six months. The exception was June, when stocks slid after Federal Reserve Chairman Ben Bernanke said the central bank could begin unwinding its stimulative bond-buying program later this year. July saw domestic stocks rebound sharply, helped by favorable economic news and reassuring words from Fed officials.

Despite rising in July, international stocks finished the period with a return of less than 1%. Much of the weakness came from emerging markets, where the slowing rate of growth, especially in

2

China and Brazil, has been a concern. Developed markets in the Pacific region and Europe posted modest gains.

Bonds encountered obstacles as market uncertainty increased
Bonds, which also suffered in June amid concerns that the Fed could start tapering its bond buying, posted negative returns for the six months. Although July brought a little relief, the broad U.S. taxable bond market returned –1.62%. The yield of the 10-year Treasury note finished the six months at 2.60%, up from 2.47% in June and 1.67% at the end of April. (Bond yields and prices move in opposite directions.)

Municipal bonds fared worse, returning –3.94% for the period. Although the municipal market was roiled in July by Detroit’s bankruptcy filing, it’s worth remembering that Detroit debt represents a tiny fraction—just 0.05%—of the entire muni bond market. We continue to believe that municipal bonds may make sense as part of a diversified portfolio for those in higher tax brackets. As Sarah Hammer, a senior investment analyst with Vanguard Investment Strategy Group, put it, “State and local governments have the ability and willingness to continue to make their debt service payments.”

Market Barometer

			Total Returns
		Periods Ended July 31, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	13.83%	26.23%	8.49%
Russell 2000 Index (Small-caps)	16.66	34.76	9.45
Russell 3000 Index (Broad U.S. market)	14.05	26.86	8.57
MSCI All Country World Index ex USA (International)	0.26	16.96	0.79

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.62%	-1.91%	5.23%
Barclays Municipal Bond Index (Broad tax-exempt market)	-3.94	-2.19	5.07
Citigroup Three-Month U.S. Treasury Bill Index	0.03	0.08	0.20

CPI
Consumer Price Index	1.44%	1.96%	1.21%

3

The Fed’s target for short-term rates remained between 0% and 0.25%, keeping the returns from money market funds and savings accounts exceptionally low.

Health care stocks delivered another strong showing
Health care stocks, both domestically and internationally, outperformed the broader market in the six-month period. The MSCI All Country World Health Care Index returned 15.54%, far above the 6.57% gain of the broader MSCI All Country World Index. The health care sector’s performance edge has persisted over the past couple of years. The success of biotechnology, medical device, and pharmaceutical companies in winning regulatory approval for new products has contributed to this relative strength.

Of course, we don’t expect the sector to outperform in all periods. Indeed, before 2011, health care stocks globally had significantly lagged the broad market for two consecutive years. The variability in outperformance among sectors is one of the reasons Vanguard counsels that a diversified portfolio should include broad market exposure and avoid overconcentra-tion in a narrow segment. (For more about the increased volatility associated with sector investments, please see the Investment Insight box on page 5.)

As I mentioned, the fund’s advisor, Wellington Management Company, was able to capitalize on the favorable environment for health care stocks in the fiscal half year. The fund produced gains in each of the six months.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Health Care Fund	0.35%	0.30%	1.32%

The fund expense ratios shown are from the prospectus dated May 28, 2013, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2013, the fund’s annualized expense ratios were 0.35% for Investor Shares and 0.30% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Peer group: Global Health/Biotechnology Funds.

4

Holdings among health insurers, in particular, helped boost performance. The advisor has made substantial investments in these companies, seeing their shares as attractively valued. Insurers may also benefit over time, if, as expected, more people receive coverage as a result of the Affordable Care Act. As of July 31, almost 13% of the fund was invested in the stocks of health insurance or managed care companies, more than double the allocation in the benchmark.

Investment insight
A reminder about volatility
The health care sector, like most other sectors, tends to be more volatile than the broad market. During the past ten years, Vanguard Health Care Fund has often risen or fallen farther, month by month, than the S&P 500 Index, as the chart below shows. Such a result should be no surprise. After all, less diversification generally means more risk.

In the health care sector, the ups and downs are also influenced by dynamic variables inherent to the industry. These include legal and regulatory risks, the threat of patent expirations on key products, and intense competitive pressures—all of which have affected the performance of health care stocks in recent years. The sector’s volatility is one reason we suggest that the Health Care Fund should typically represent no more than a modest portion of a stock portfolio.

Performance difference between the Health Care Fund and the S&P 500 Index
(June 30, 2003–June 30, 2013)

5

The fund’s investments in the biotechnology, medical device, and pharmaceutical arenas generally fared well. Its holdings in a few drugmakers based outside the United States slumped, but those declines didn’t detract much from the fund’s overall return.

I want to note that this was the first full reporting period in which Jean M. Hynes was the fund’s sole portfolio manager. As I wrote to you in the annual report, Edward P. Owens retired at the end of 2012 after nearly three decades of adroitly managing the Health Care Fund. I am confident that Jean, who was part of Ed’s team for about two decades and had been associate portfolio manager since 2008, can carry on the fund’s tradition of excellence.

The Advisor’s Report that follows this letter provides additional details about the management of the fund during the half year.

Predicting the future is tricky, but preparing for it is prudent
Now that much of 2013 is in the rearview mirror, it’s clear that few of us had anticipated several big events—such as record highs in some stock market indexes, the powerful rally in long-slumbering Japan, and renewed upheaval in Egypt. Of course, such unpredictability underscores the challenge of forecasting.

Vanguard’s approach to forecasting differs from that of many other investment firms. Joe Davis, our chief economist, is fond of saying that we “treat the future with the deference it deserves.”

Each January, our economists publish Vanguard’s Economic and Investment Outlook (available at vanguard.com/ research). They update their perspectives periodically and address significant developments—such as Detroit’s bankruptcy filing—with thoughtful, timely analysis and commentary. But, in keeping with Joe’s observation, our economists don’t make the pinpoint projections that you’ll see elsewhere.

Instead, using sophisticated statistical models, we provide a range and probability of potential outcomes—for the inflation rate or the 10-year Treasury yield, for example. And we explain our rationale for such outcomes.

In short, our forecasts acknowledge that no one has a crystal ball or can envision every scenario. And that underlines one of our core investment principles: Develop a suitable asset allocation using broadly diversified funds. Having a balanced portfolio can help you get through unforeseen events and achieve your goals—even without a crystal ball.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 14, 2013

6

Advisor’s Report

For the six months ended July 31, 2013, Vanguard Health Care Fund delivered solid absolute and relative returns, generating 19.18% for Investor Shares and 19.21% for Admiral Shares. The fund’s benchmark, the MSCI All Country World Health Care Index, posted a 15.54% gain. Although we view the index as a good, representative proxy for what is happening in our market, it is important to note that we do not base portfolio construction decisions for the fund on this or any other benchmark.

Major Portfolio Changes
Six Months Ended July 31, 2013

Additions	Comments
Vertex Pharmaceuticals	We added to our position in this biotechnology firm. We are most interested in Vertex’s development of drugs for cystic fibrosis. Vertex continues to do interesting work on hepatitis C treatment, which may have promise in the intermediate term.
Bristol-Myers Squibb	We also bought more shares of this global biopharmaceutical company. Its outlook has strengthened over the past year, with global approval of Eliquis and exciting phase-two data on an antibody-based treatment for cancer.
Growth products, such as Sprycel and Orencia, are gaining traction. We believe the firm’s assets will offer revenue beyond the more modest consensus expectations.
UCB	First-quarter sales were disappointing to market participants, weakening the stock. There is a patent challenge to one of UCB’s main growth drivers,
Vimpat, a drug for epilepsy. However, we are confident that Vimpat will be protected from generic competition at least until 2022. We took advantage of the stock’s weakness to add to our position.

Reductions	Comments
AbbVie	Trimmed into strength. On January 1, Abbott Laboratories was split into two companies: an innovation-focused pharmaceutical company called
AbbVie and a diversified medical products company retaining the Abbott name. AbbVie’s successful drug Humira offers patients pain relief and reduction in inflammation related to various autoimmune diseases. We took some profits following strong relative performance versus other pharmaceutical companies.
Quest Diagnostics	We eliminated our position; we increasingly lacked confidence in Quest’s ability to capture market share and anticipated weak volume growth in the near term. In addition, we expect pressure from reimbursement cuts to continue.
Johnson & Johnson	We trimmed our holding in this U.S.-based diversified health care products company, which remains the fund’s most significantly underweighted position relative to our benchmark. Johnson & Johnson is a solid company, but we believe its near-term potential is limited relative to other opportunities on a risk-adjusted basis.

7

The investment environment
It was a strong period for stocks in general and the health care sector in particular. Health care stocks far outperformed the world equity markets as a whole, with the MSCI All Country World Index returning 6.57%.

Throughout the period, we endeavored to focus on companies at the center of medical innovation and those that will benefit from the changes in the U.S. health care system, including certain managed care organizations that we view as well-positioned irrespective of the path of industry reforms over time.

Our successes
Our health services holdings were key drivers of the fund’s returns. Our positioning within the medical product/ technology subsector was also favorable. Top contributors included managed care stocks UnitedHealth Group and WellPoint and biopharmaceutical holdings Amgen, Merck, Forest Laboratories, and Roche.

Given the stock’s favorable performance and the fund’s large position in it, UnitedHealth Group was the fund’s greatest absolute contributor for the period. We believe that this U.S.-based company, a provider of health care benefits and services, is competitively positioned to grow steadily over the next few years, benefiting from a favorable environment in which medical cost trend acceleration continues to lag premium price increases. Although we expect pressure on UnitedHealth’s Medicare Advantage fees in the future, growth for another business line, Optum, should offset these pressures. The stock’s valuation remains attractive in our view. Relative to the index, UnitedHealth Group is a significantly overweight position for the fund, and it was our second-largest holding at the period’s close.

Amgen was another strong performer for the fund. The company has a solid growth outlook thanks to a pipeline that includes two potential blockbuster drugs for cholesterol and osteoporosis. We slightly trimmed our position in Amgen, however, redeploying the proceeds to other stocks that, on the margin, we view as more attractive at this time.

Our largest holding at the period’s close, Merck, was again among our most significant contributors to absolute performance. We are attracted to the growth potential of the company’s current global lineup, including its diabetes drug Januvia and its vaccine business. In addition, we think that Merck’s late-stage pipeline of new medications in development, including a novel osteoporosis drug and an antibody-based cancer treatment, will likely augment growth through the rest of this decade.

8

Our shortfalls
The environment for the health care sector was favorable during this period. Given that background, not many holdings had a materially adverse effect on the fund’s performance.

However, despite very strong performance in the Japanese market, our Japanese biopharmaceutical holdings (particularly Takeda Pharmaceutical and Eisai) hindered returns on the margin because of the depreciation of the yen. Our partial hedge did mitigate the depreciation to some extent. The share price of Astellas Pharma, another Japan-based holding, rose only modestly and was therefore a drag on performance relative to the index.

Our relative returns were also impeded somewhat because we did not own three stocks that did quite well during the period: Celgene, Valeant Pharmaceuticals, and Express Scripts.

The fund’s positioning
With total net assets of approximately $30 billion as of July 31, Vanguard Health Care Fund is the largest mutual fund of its kind. And the fund’s size has put a floor on stocks we consider for new investment at roughly $3 billion in market capitalization, although most of our investments are in much larger companies. The asset-weighted average market cap of the fund’s holdings was $56 billion at the close of the period.

At the end of the half year, a little more than 20% of the fund’s assets were invested outside the United States, a strategy that has provided diversification and improved performance over longer periods. The portfolio is diversified, with about 90 holdings across health care subsectors as of July 31. We expect that the number of holdings will stay near that level or perhaps get slightly higher. At times, we may elect to gain exposure to certain themes or subsectors of the market through more and smaller positions rather than fewer and larger positions. Still, the top five holdings represent a meaningful portion of assets—more than 20% at the period’s close.

The fund’s cash position ranged from 3% to 4% during most of the semiannual period, but stood at roughly 5% on July 31 as we raised cash after the strong climb in health care stocks. We expect the fund’s cash level will be in the approximate range of 3% to 5%, which is somewhat lower than the historical cash level.

Turnover will remain quite low, but it will likely be higher than the single-digit annualized rate seen over the last few years. The fund’s annualized turnover as of July 31 was approximately 18%.

9

The health care industry continues to offer many long-term opportunities, albeit with some challenges. After a decade of lower productivity, we are beginning to see evidence of more biopharmaceutical innovation. We see a bright future for the industry despite an uncertain and potentially challenging regulatory outlook.

We will strive for early identification of the drugs and devices with the best chances of changing medicine, as well as of the service companies that are best positioned to capture opportunities along the health care chain. We will remain diversified across subsectors and regions, focused on the long haul, and invested in what we view as the most attractive health care stocks.

Jean M. Hynes, CFA
Senior Vice President and
Portfolio Manager

Wellington Management Company, LLP

August 19, 2013

10

Health Care Fund

Fund Profile
As of July 31, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VGHCX	VGHAX
Expense Ratio[1]	0.35%	0.30%
30-Day SEC
Yield	1.38%	1.43%

Portfolio Characteristics
		MSCI	DJ U.S.
		ACWI	Total
		Health	Market
	Fund	Care	FA Index
Number of Stocks	90	145	3,619
Median Market Cap	$27.8B	$72.0B	$40.3B
Price/Earnings Ratio	22.3x	20.6x	18.9x
Price/Book Ratio	2.9x	3.4x	2.5x
Return on Equity	17.2%	21.0%	16.5%
Earnings Growth
Rate	7.1%	7.8%	10.4%
Dividend Yield	1.8%	2.2%	1.9%
Foreign Holdings	21.4%	40.3%	0.0%
Turnover Rate
(Annualized)	18%	—	—
Short-Term Reserves	5.0%	—	—

Subindustry Diversification (% of equity exposure)
		MSCI
		ACWI
		Health
	Fund	Care
Biotechnology	13.1%	12.7%
Consumer Staples	2.9	0.0
Health Care Distributors	5.5	2.5
Health Care Equipment	11.5	11.5
Health Care Facilities	2.6	0.8
Health Care Services	0.1	4.0
Health Care Supplies	0.3	1.1
Health Care Technology	2.3	0.5
Life Sciences Tools & Services	3.1	2.7
Managed Health Care	12.7	4.9
Pharmaceuticals	45.9	59.3

Volatility Measures
	MSCI
	ACWI	DJ U.S.
	Health	Total Market
	Care	FA Index
R-Squared	0.93	0.71
Beta	0.86	0.63

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Merck & Co. Inc.	Pharmaceuticals	5.8%
UnitedHealth Group Inc.	Managed Health
	Care	4.6
Roche Holding AG	Pharmaceuticals	4.0
Amgen Inc.	Biotechnology	3.9
Forest Laboratories Inc.	Pharmaceuticals	3.9
McKesson Corp.	Health Care
	Distributors	3.5
Bristol-Myers Squibb Co. Pharmaceuticals		3.1
Eli Lilly & Co.	Pharmaceuticals	2.8
AstraZeneca plc	Pharmaceuticals	2.7
Astellas Pharma Inc.	Pharmaceuticals	2.6
Top Ten		36.9%

The holdings listed exclude any temporary cash investments and equity index products.

Market Diversification (% of equity exposure)

Europe
Switzerland	5.8%
United Kingdom	3.1
Belgium	1.9
Ireland	1.1
Other	1.4
Subtotal	13.3%
Pacific
Japan	7.6%
North America
United States	77.5%
Middle East
Israel	1.6%

1 The expense ratios shown are from the prospectus dated May 28, 2013, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2013, the annualized expense ratios were 0.35% for Investor Shares and 0.30% for Admiral Shares.

11

Health Care Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2003, Through July 31, 2013

For a benchmark description, see the Glossary.

Note: For 2014, performance data reflect the six months ended July 31, 2013.

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/23/1984	26.41%	12.21%	10.22%
Admiral Shares	11/12/2001	26.47	12.27	10.30

See Financial Highlights for dividend and capital gains information.

12

Health Care Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (95.1%)
United States (73.7%)
Biotechnology (10.8%)
	Amgen Inc.	10,758,455	1,165,033
*	Vertex
	Pharmaceuticals Inc.	5,990,000	478,002
*	Gilead Sciences Inc.	6,487,800	398,675
*	Regeneron
	Pharmaceuticals Inc.	1,412,100	381,352
*	Biogen Idec Inc.	1,451,300	316,572
*	Onyx
	Pharmaceuticals Inc.	1,022,700	134,281
*	Incyte Corp. Ltd.	3,807,443	89,132
*	Alkermes plc	2,563,918	86,096
*	Cubist
	Pharmaceuticals Inc.	1,323,142	82,472
*	Quintiles Transnational
	Holdings Inc.	1,164,961	52,249
*	Ironwood
	Pharmaceuticals Inc.
	Class A	3,278,128	40,124
			3,223,988
Food & Staples Retailing (2.8%)
	Walgreen Co.	12,465,900	626,412
	CVS Caremark Corp.	3,335,100	205,075
			831,487
Health Care Equipment & Supplies (10.9%)
	Medtronic Inc.	10,532,800	581,832
*	Boston Scientific Corp.	43,137,300	471,059
	St. Jude Medical Inc.	6,297,900	329,947
	Abbott Laboratories	7,591,400	278,073
	Becton Dickinson and Co.	2,571,700	266,737
	Covidien plc	4,002,600	246,680
	Baxter International Inc.	3,179,300	232,216
*	CareFusion Corp.	4,970,354	191,707
	Zimmer Holdings Inc.	2,294,900	191,578
	Stryker Corp.	1,433,500	101,004
	DENTSPLY
	International Inc.	2,285,400	97,998

			Market
			Value
		Shares	($000)
*	Hologic Inc.	4,304,500	97,712
*	Edwards Lifesciences
	Corp.	1,311,100	93,586
*	NuVasive Inc.	1,628,303	37,158
	STERIS Corp.	803,083	36,155
			3,253,442
Health Care Providers & Services (19.8%)
	UnitedHealth Group Inc.	19,001,100	1,384,230
	McKesson Corp.	8,439,000	1,035,128
	Humana Inc.	6,966,994	635,808
	WellPoint Inc.	7,187,500	614,963
	Cigna Corp.	6,267,800	487,823
	Cardinal Health Inc.	8,304,241	415,959
	Aetna Inc.	5,936,383	380,938
	Universal Health
	Services Inc. Class B	3,873,600	270,958
*,1	Health Management
	Associates Inc.
	Class A	18,834,700	253,892
	HCA Holdings Inc.	3,771,600	147,092
	Owens & Minor Inc.	3,000,000	107,880
*	Health Net Inc.	2,234,358	68,528
*	Tenet Healthcare Corp.	1,400,000	62,510
*	WellCare Health Plans Inc.	793,989	48,457
			5,914,166
Health Care Technology (2.2%)
*	Cerner Corp.	10,765,200	527,495
*	Allscripts Healthcare
	Solutions Inc.	8,473,403	133,964
			661,459
Life Sciences Tools & Services (2.9%)
	Agilent Technologies Inc.	5,899,000	263,862
*	Covance Inc.	2,246,400	185,328
*	Illumina Inc.	2,240,200	178,813
*,1	PAREXEL International
	Corp.	2,936,400	145,205
*	Bruker Corp.	3,285,758	58,881
	PerkinElmer Inc.	1,441,400	49,137
			881,226

13

Health Care Fund

			Market
			Value
		Shares	($000)
Pharmaceuticals (24.3%)
	Merck & Co. Inc.	35,919,648	1,730,249
*,1	Forest Laboratories Inc.	26,666,866	1,161,609
	Bristol-Myers Squibb Co.	21,704,461	938,501
	Eli Lilly & Co.	15,923,800	845,713
	Pfizer Inc.	23,968,322	700,594
	AbbVie Inc.	8,459,700	384,747
*	Hospira Inc.	6,826,070	277,821
	Johnson & Johnson	2,897,600	270,926
	Zoetis Inc.	8,412,017	250,762
	Perrigo Co.	1,607,400	199,945
*	Mylan Inc.	4,775,700	160,273
*	Salix Pharmaceuticals Ltd.	2,147,945	158,733
*	Actavis Inc.	986,000	132,390
*	Medicines Co.	1,721,500	53,194
*	Mallinckrodt plc	500,325	22,960
			7,288,417
Total United States			22,054,185
International (21.4%)
Belgium (1.8%)
1	UCB SA	9,345,949	538,148

Denmark (0.0%)
	H Lundbeck A/S	73,965	1,489

France (0.4%)
	Sanofi	671,976	70,345
	Ipsen SA	1,094,832	43,912
			114,257
Germany (0.9%)
	Bayer AG	1,929,452	224,270
	Fresenius Medical Care
	AG & Co. KGaA	511,950	32,327
			256,597
Ireland (1.0%)
*	Elan Corp. plc ADR	19,470,300	299,842
*	Prothena Corp. plc	249,624	4,336
			304,178
Israel (1.5%)
	Teva Pharmaceutical
	Industries Ltd. ADR	11,361,300	451,044

Japan (7.2%)
	Astellas Pharma Inc.	14,365,700	768,320
	Eisai Co. Ltd.	6,188,800	261,596
	Takeda Pharmaceutical
	Co. Ltd.	5,599,900	249,723
	Shionogi & Co. Ltd.	12,066,234	244,767
	Daiichi Sankyo Co. Ltd.	13,910,900	226,379
*	Olympus Corp.	3,797,100	116,054
	Chugai Pharmaceutical
	Co. Ltd.	5,621,700	111,468
	Mitsubishi Tanabe
	Pharma Corp.	7,100,000	95,642

		Market
		Value
	Shares	($000)
Ono Pharmaceutical
Co. Ltd.	1,415,800	90,742
		2,164,691
Norway (0.1%)
* Algeta ASA	565,247	23,106

Switzerland (5.5%)
Roche Holding AG	4,159,833	1,023,689
Novartis AG	4,311,324	309,928
Roche Holding
AG (Bearer)	664,320	164,427
Actelion Ltd.	2,403,582	159,734
		1,657,778
United Kingdom (3.0%)
AstraZeneca plc	15,960,472	809,612
GlaxoSmithKline plc ADR	1,438,781	73,320
		882,932
Total International		6,394,220
Total Common Stocks
(Cost $15,143,891)		28,448,405

	Face
	Amount
	($000)
Temporary Cash Investments (5.1%)
Repurchase Agreements (3.8%)
Bank of America Securities,
LLC 0.070%, 8/1/13
(Dated 7/31/13, Repurchase
Value $106,300,000,
collateralized by Government
National Mortgage Assn.
4.500%–5.000%, 5/20/41–
6/20/42, with a value of
$108,426,000)	106,300	106,300
Barclays Capital Inc.
0.070%, 8/1/13 (Dated
7/31/13, Repurchase Value
$187,400,000, collateralized
by U.S. Treasury Note/Bond
2.125%, 8/15/21, with a
value of $191,148,000)	187,400	187,400
Barclays Capital Inc.
0.050%, 8/7/13 (Dated
7/31/13, Repurchase Value
$165,002,000, collateralized
by Federal Home Loan
Mortgage Corp. 3.500%,
8/1/42, and Federal National
Mortgage Assn. 3.500%,
4/1/42, with a value of
$168,300,000)	165,000	165,000

14

Health Care Fund

	Face	Market
	Amount	Value
	($000)	($000)
BNP Paribas Securities Corp.
0.080%, 8/1/13 (Dated
7/31/13, Repurchase Value
$77,100,000, collateralized
by U.S. Treasury Note/Bond
0.000%, 7/24/14, with a
value of $78,642,000)	77,100	77,100
HSBC Bank USA
0.100%, 8/1/13 (Dated
7/31/13, Repurchase
Value $382,701,000,
collateralized by Federal
Home Loan Mortgage
Corp. 3.500%–6.500%,
5/1/22–9/1/42, with a value
of $390,356,000)	382,700	382,700
Morgan Stanley & Co., Inc.
0.080%, 8/1/13 (Dated
7/31/13, Repurchase Value
$205,100,000, collateralized
by Federal National Mortgage
Assn. 2.500%–5.000%,
7/1/28–8/1/43, with a value
of $209,202,000)	205,100	205,100
		1,123,600
Commercial Paper (1.3%)
General Electric Capital
Corp., 0.200%, 10/7/13	200,000	199,936
General Electric Capital
Services, 0.200%,
12/11/13	200,000	199,874
		399,810
Total Temporary Cash Investments
(Cost $1,523,379)		1,523,410
Total Investments (100.2%)
(Cost $16,667,270)		29,971,815
Other Assets and Liabilities (-0.2%)
Other Assets		74,190
Liabilities		(130,628)
		(56,438)
Net Assets (100%)		29,915,377

At July 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	15,245,645
Undistributed Net Investment Income	180,214
Accumulated Net Realized Gains	1,175,423
Unrealized Appreciation (Depreciation)
Investment Securities	13,304,545
Forward Currency Contracts	9,378
Foreign Currencies	172
Net Assets	29,915,377

Investor Shares—Net Assets
Applicable to 52,662,831 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	9,343,117
Net Asset Value Per Share—
Investor Shares	$177.41

Admiral Shares—Net Assets
Applicable to 274,803,187 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	20,572,260
Net Asset Value Per Share—
Admiral Shares	$74.86

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Health Care Fund

Statement of Assets and Liabilities
As of July 31, 2013

Market
Value
($000)
Assets
Investments in Securities, at Value
Unaffiliated Issuers	27,872,961
Affiliated Issuers	2,098,854
Total Investments in Securities	29,971,815
Receivables for Investment Securities Sold	10,584
Receivables for Capital Shares Issued	8,863
Receivables for Accrued Income	20,932
Other Assets	33,811
Total Assets	30,046,005
Liabilities
Payables for Investment Securities Purchased	50,922
Payables for Capital Shares Redeemed	10,170
Other Liabilities	69,536
Total Liabilities	130,628
Net Assets	29,915,377

See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Health Care Fund

Statement of Operations

Six Months Ended
July 31, 2013
($000)
Investment Income
Income
Dividends[1,2]	288,935
Interest	767
Securities Lending	1,421
Total Income	291,123
Expenses
Investment Advisory Fees—Note B	20,082
The Vanguard Group—Note C
Management and Administrative—Investor Shares	8,235
Management and Administrative—Admiral Shares	11,933
Marketing and Distribution—Investor Shares	696
Marketing and Distribution—Admiral Shares	1,136
Custodian Fees	327
Shareholders’ Reports—Investor Shares	74
Shareholders’ Reports—Admiral Shares	28
Trustees’ Fees and Expenses	30
Total Expenses	42,541
Net Investment Income	248,582
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,170,807
Foreign Currencies and Forward Currency Contracts	32,144
Realized Net Gain (Loss)	1,202,951
Change in Unrealized Appreciation (Depreciation)
Investment Securities	3,334,789
Foreign Currencies and Forward Currency Contracts	(20,471)
Change in Unrealized Appreciation (Depreciation)	3,314,318
Net Increase (Decrease) in Net Assets Resulting from Operations	4,765,851

1 Dividends are net of foreign withholding taxes of $13,632,000.
2 Dividend income and realized net gain (loss) from affiliated companies of the fund were $7,462,000 and ($966,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Health Care Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2013	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	248,582	446,924
Realized Net Gain (Loss)	1,202,951	954,764
Change in Unrealized Appreciation (Depreciation)	3,314,318	2,709,551
Net Increase (Decrease) in Net Assets Resulting from Operations	4,765,851	4,111,239
Distributions
Net Investment Income
Investor Shares	(2,155)	(153,444)
Admiral Shares	(4,996)	(289,547)
Realized Capital Gain[1]
Investor Shares	(218,463)	(121,753)
Admiral Shares	(405,974)	(223,106)
Total Distributions	(631,588)	(787,850)
Capital Share Transactions
Investor Shares	(748,507)	(1,034,400)
Admiral Shares	1,846,530	963,636
Net Increase (Decrease) from Capital Share Transactions	1,098,023	(70,764)
Total Increase (Decrease)	5,232,286	3,252,625
Net Assets
Beginning of Period	24,683,091	21,430,466
End of Period[2]	29,915,377	24,683,091

1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $33,215,000 and $27,207,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $180,214,000 and ($58,424,000).

See accompanying Notes, which are an integral part of the Financial Statements.

18

Health Care Fund

Financial Highlights

Investor Shares

Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2013	2013	2012	2011	2010	2009
Net Asset Value, Beginning
of Period	$152.58	$131.96	$124.30	$120.06	$99.12	$133.80
Investment Operations
Net Investment Income	1.455	2.777	2.300	2.046	1.902	1.998
Net Realized and Unrealized Gain (Loss)
on Investments	27.267	22.791	12.780	7.404	21.530	(25.229)
Total from Investment Operations	28.722	25.568	15.080	9.450	23.432	(23.231)
Distributions
Dividends from Net Investment Income	(. 038)	(2.757)	(2.237)	(2.007)	(1.761)	(1.925)
Distributions from Realized Capital Gains	(3.854)	(2.191)	(5.183)	(3.203)	(.731)	(9.524)
Total Distributions	(3.892)	(4.948)	(7.420)	(5.210)	(2.492)	(11.449)
Net Asset Value, End of Period	$177.41	$152.58	$131.96	$124.30	$120.06	$99.12

Total Return[1]	19.18%	19.59%	12.50%	7.95%	23.63%	-17.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,343	$8,681	$8,462	$8,447	$11,692	$10,478
Ratio of Total Expenses to
Average Net Assets	0.35%	0.35%	0.35%	0.35%	0.36%	0.29%
Ratio of Net Investment Income to
Average Net Assets	1.80%	1.94%	1.72%	1.67%	1.73%	1.64%
Portfolio Turnover Rate	18%	8%	8%	9%	6%	12%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Health Care Fund

Financial Highlights

Admiral Shares

Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2013	2013	2012	2011	2010	2009
Net Asset Value, Beginning
of Period	$64.37	$55.68	$52.45	$50.67	$41.83	$56.47
Investment Operations
Net Investment Income	. 636	1.211	1.005	. 891	. 835	. 879
Net Realized and Unrealized Gain (Loss)
on Investments	11.499	9.605	5.392	3.115	9.091	(10.648)
Total from Investment Operations	12.135	10.816	6.397	4.006	9.926	(9.769)
Distributions
Dividends from Net Investment Income	(. 020)	(1.201)	(. 980)	(. 874)	(.777)	(. 852)
Distributions from Realized Capital Gains (1.625)		(. 925)	(2.187)	(1.352)	(. 309)	(4.019)
Total Distributions	(1.645)	(2.126)	(3.167)	(2.226)	(1.086)	(4.871)
Net Asset Value, End of Period	$74.86	$64.37	$55.68	$52.45	$50.67	$41.83

Total Return[1]	19.21%	19.65%	12.57%	7.99%	23.72%	-17.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20,572	$16,002	$12,968	$11,459	$8,619	$7,576
Ratio of Total Expenses to
Average Net Assets	0.30%	0.30%	0.30%	0.30%	0.29%	0.22%
Ratio of Net Investment Income to
Average Net Assets	1.85%	1.99%	1.77%	1.72%	1.80%	1.71%
Portfolio Turnover Rate	18%	8%	8%	9%	6%	12%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Health Care Fund

Notes to Financial Statements

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund may enter into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level,

21

Health Care Fund

triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended July 31, 2013, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on quarterly average notional amounts.

4. Repurchase Agreements: The fund may enter into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2010–2013), and for the period ended July 31, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

22

Health Care Fund

8. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2013, the investment advisory fee represented an effective annual rate of 0.15% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2013, the fund had contributed capital of $3,504,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.40% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—U.S.	22,054,185	—	—
Common Stocks—International	828,542	5,565,678	—
Temporary Cash Investments	—	1,523,410	—
Forward Currency Contracts—Assets	—	9,378	—
Total	22,882,727	7,098,466	—

23

Health Care Fund

At July 31, 2013, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Bank of America NA	8/16/13	USD	204,088	JPY	19,062,436	9,378

JPY—Japanese yen.
USD—U.S. dollar.

At July 31, 2013, the counterparty had deposited in segregated accounts securities with a value of $9,384,000 in connection with amounts due to the fund for open forward currency contracts.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2013, the fund realized net foreign currency losses of $2,793,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Passive foreign investment companies held at July 31, 2013, had unrealized appreciation of $19,835,000, as of January 31, 2013, the most recent mark-to-market date for tax purposes. This amount has been distributed and is reflected in the balance of undistributed net investment income.

At July 31, 2013, the cost of investment securities for tax purposes was $16,687,105,000. Net unrealized appreciation of investment securities for tax purposes was $13,284,710,000, consisting of unrealized gains of $13,357,361,000 on securities that had risen in value since their purchase and $72,651,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2013, the fund purchased $3,147,071,000 of investment securities and sold $2,335,563,000 of investment securities, other than temporary cash investments.

24

Health Care Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2013	January 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	877,118	5,326	795,411	5,590
Issued in Lieu of Cash Distributions	210,327	1,351	261,109	1,808
Redeemed[1]	(1,835,952)	(10,909)	(2,090,920)	(14,631)
Net Increase (Decrease)—Investor Shares	(748,507)	(4,232)	(1,034,400)	(7,233)
Admiral Shares
Issued	2,122,546	29,912	1,750,549	28,857
Issued in Lieu of Cash Distributions	377,487	5,748	467,163	7,666
Redeemed[1]	(653,503)	(9,440)	(1,254,076)	(20,860)
Net Increase (Decrease) —Admiral Shares	1,846,530	26,220	963,636	15,663
1 Net of redemption fees for fiscal 2013 of $378,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Jan. 31, 2013		Proceeds from		July 31, 2013
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Forest Laboratories Inc.	956,887	12,310	—	—	1,161,609
Health Management Associates Inc.
Class A	163,458	38,387	4,981	—	253,892
PAREXEL International Corp.	NA1	15,892	—	—	145,205
UCB SA	NA1	180,039	—	7,462	538,148
	1,120,345			7,462	2,098,854
1 Not applicable — At January 31, 2013, the issuer was not an affiliated company of the fund.

I. Management has determined that no material events or transactions occurred subsequent to July 31, 2013, that would require recognition or disclosure in these financial statements.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended July 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Health Care Fund	1/31/2013	7/31/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,191.81	$1.90
Admiral Shares	1,000.00	1,192.10	1.63
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.06	$1.76
Admiral Shares	1,000.00	1,023.31	1.51

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.35% for Investor Shares and 0.30% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Health Care Fund has renewed the fund’s investment advisory agreement with Wellington Management Company, LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and the organizational depth and stability of the advisory firm. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The portfolio manager is aided by a team of four experienced health care analysts. This health care team uses intensive fundamental analysis to identify companies with high-quality balance sheets, strong management, and the potential for new products that lead to above-average growth in revenue and earnings. The advisor invests in stocks broadly representing the health care industry, seeking to maintain exposure across five primary subsectors: health services, medical products, specialty pharmaceuticals, major pharmaceuticals, and international markets. Wellington Management has advised the Health Care Fund since the fund’s inception in 1984.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

28

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

29

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Health Care Index: S&P 500 Index through December 31, 2001; S&P Health Care Index through May 31, 2010; MSCI All Country World Health Care Index thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
InterestedTrustee[1]
and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board of
and President (2006–2008) of Rohm and Haas Co.	Hillenbrand, Inc. (specialized consumer services) and
(chemicals); Director of Tyco International, Ltd.	of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-
Packard Co. (electronic computer manufacturing),

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Vanguard Senior ManagementTeam
President, and Chief Executive Officer of NACCO
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Mortimer J. Buckley	Chris D. McIsaac
Materials Handling, Inc. (forklift trucks); Director of	Kathleen C. Gubanich	Michael S. Miller
the National Association of Manufacturers; Chairman	Paul A. Heller	James M. Norris
of the Board of University Hospitals of Cleveland;	Martha G. King	Glenn W. Reed
Advisory Chairman of the Board of The Cleveland	John T. Marcante
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

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All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
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vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
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find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
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Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q522 092013

Semiannual Report | July 31, 2013
Vanguard Dividend Growth Fund

> For the six months ended July 31, 2013, Vanguard Dividend Growth Fund returned almost 14%, exceeding the return of its benchmark index and the average return of its large-capitalization core fund peers.

> The broad U.S. stock market also returned about 14%, advancing in all but one month of the period.

> All nine industry sectors held by the fund tallied positive results, with health care and industrials contributing the most to the return.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	9
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	20
Glossary.	22

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended July 31, 2013
Total
Returns
Vanguard Dividend Growth Fund	13.99%
NASDAQ US Dividend Achievers Select Index	11.66
Large-Cap Core Funds Average	12.98
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
January 31, 2013, Through July 31, 2013

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Dividend Growth Fund	$17.52	$19.78	$0.184	$0.000

1

Chairman’s Letter

Dear Shareholder,

The broad U.S. stock market’s successful showing for the six months ended July 31, 2013, boosted equities of nearly every size and stripe. Companies with a history of increasing dividends were among them, though they didn’t lead the procession. Vanguard Dividend Growth Fund’s skilled and experienced advisor, Wellington Management Company, llp, made the most of a strategy that emphasizes future growth over current income.

Over the half year, the fund returned 13.99%, surpassing its benchmark index and the average return of its peers and nearly equaling the return of the broad U.S. stock market. The advisor’s stock choices, mostly in health care and industrials, helped the fund’s relative performance. The fund’s 30-day SEC yield declined a bit, from 2.24% at the start of the period to 2.06% at the end.

Please note that the name of the fund’s benchmark changed from Mergent’s Dividend Achievers Select Index to the NASDAQ US Dividend Achievers Select Index. The name changed because Nasdaq acquired Mergent’s index business, but the index’s methodology remains the same.

U.S. stocks set a brisk pace; international markets struggled
U.S. stocks, which returned about 14% for the half year, posted positive returns for five of the six months. The exception was June, when stocks slid after Federal Reserve Chairman Ben Bernanke said the central bank might begin unwinding its

2

stimulative bond-buying program later this year. July saw domestic stocks rebound sharply, helped by favorable economic news and reassuring words from Fed officials.

Despite rising in July, international stocks finished the period with a return of less than 1%. Much of the weakness came from emerging markets, where the slowing rate of growth, especially in China and Brazil, has been a concern. Developed markets in the Pacific region and Europe posted modest gains.

Bonds encountered obstacles as market uncertainty increased
Bonds, which also suffered in June amid concerns about the Fed’s intentions, posted negative returns for the six months.

Although July brought a little relief, the broad U.S. taxable bond market returned –1.62%. The yield of the 10-year Treasury note finished at 2.60%, up from 2.47% in June and 1.67% at the end of April. (Bond yields and prices move in opposite directions.)

Municipal bonds fared worse, returning –3.94%. Although Detroit filed for bankruptcy in July, it bears remembering that Detroit debt constitutes just 0.05% of the entire muni bond market. We continue to believe that municipal bonds may make sense as part of a diversified portfolio for investors in higher tax brackets. As Sarah Hammer, a senior investment analyst with Vanguard Investment Strategy Group, said,

Market Barometer

			Total Returns
		Periods Ended July 31, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	13.83%	26.23%	8.49%
Russell 2000 Index (Small-caps)	16.66	34.76	9.45
Russell 3000 Index (Broad U.S. market)	14.05	26.86	8.57
MSCI All Country World Index ex USA (International)	0.26	16.96	0.79

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.62%	-1.91%	5.23%
Barclays Municipal Bond Index (Broad tax-exempt market)	-3.94	-2.19	5.07
Citigroup Three-Month U.S. Treasury Bill Index	0.03	0.08	0.20

CPI
Consumer Price Index	1.44%	1.96%	1.21%

3

“State and local governments have the ability and willingness to continue to make their debt service payments.”

The Fed’s target for short-term rates remained between 0% and 0.25%, capping the returns from money market funds and savings accounts.

Health care and industrial stocks drove the fund’s outperformance
As its name indicates, Vanguard Dividend Growth Fund focuses on companies with a track record of increasing their dividends over time. These stocks typically differ from those with the highest yields, which usually have less room for further dividend increases.

The fund may invest in companies with unexceptional current yields if they have the potential for steady dividend growth. Although the NASDAQ US Dividend Achievers Select Index comprises companies with at least ten straight years of increasing their regular annual dividends, the fund isn’t locked into these parameters. Still, the advisor brings meticulous standards to its stock selection.

Dividend-oriented strategies didn’t deliver the period’s most robust returns, but the advisor’s strategy and selection process, combined with the stock market’s overall rise, resulted in strong fund performance. In choosing stocks, Wellington strives to ensure that a company is able and willing to consistently increase dividends. Its assessment considers a company’s overall

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Dividend Growth Fund	0.29%	1.15%

The fund expense ratio shown is from the prospectus dated May 28, 2013, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2013, the fund’s annualized expense ratio was 0.31%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Peer group: Large-Cap Core Funds.

4

quality, balance sheet, cash flow, and other factors and includes interviews with top management.

Stocks in the health care sector—the fund’s largest, constituting about 20% of its assets on average—added the most to results. The fund’s exposure to the sector, more than double that of the benchmark, and the advisor’s stock choices both helped. As the population has aged, growth expectations for health care firms have risen. The fund’s giant pharmaceutical and biotechnology companies have benefited from improving pipelines and expanding international markets, and its managed-care firms from large and diverse memberships.

Investment insight
Dividend-growth focus leads to divergence from the broad market
As an investor in Vanguard Dividend Growth Fund, you should be aware that its holdings differ notably from the broad stock market’s, and that its results may too.
Your fund’s benchmark is the NASDAQ US Dividend Achievers Select Index, which excludes the stocks of companies that haven’t consistently increased dividends.
By contrast, broad market indexes, such as the Russell 3000 Index, include all stocks, those that pay dividends and those that don’t.

The difference in approaches is reflected in the weightings of various industry sectors in the fund and the broad market index (see the accompanying chart).

Vanguard Dividend Growth Fund (Sector diversi cation as of 7/31/2013)

5

The industrial sector––most notably aerospace and defense––also lifted the fund, with a handful of companies returning 20% or more. Cost-cutting, the diversity of business lines, and international sales offset concerns about defense spending cuts in the United States.

Dividend Growth’s consumer discretionary, financial, and materials stocks posted double-digit returns that exceeded those of the benchmark. The fund was hurt, however, by holding fewer consumer staples stocks than the benchmark and by some of its energy stock choices.

Predicting the future is tricky, but preparing for it is prudent
Now that much of 2013 is in the rearview mirror, it’s clear that few of us anticipated several big events—such as record highs in some stock market indexes, the powerful rally in long-slumbering Japan, and renewed upheaval in Egypt. Of course, such unpredictability underscores the challenge of forecasting.

Vanguard’s approach to forecasting differs from that of many other investment firms. Joe Davis, our chief economist, is fond of saying that we “treat the future with the deference it deserves.”

Each January, our economists publish Vanguard’s Economic and Investment Outlook (available at vanguard.com/ research). They update their perspectives periodically and address significant developments—such as Detroit’s bankruptcy filing—with thoughtful, timely analysis and commentary. But, in keeping with Joe’s comment, our economists don’t make the pinpoint projections that you’ll see elsewhere. Instead, using sophisticated statistical models, we provide a range and probability of potential outcomes—for the inflation rate or the 10-year Treasury yield, for example. And we explain our rationale for such outcomes.

In short, our forecasts acknowledge that no one has a crystal ball or can envision every scenario. And that underlines one of our core investment principles: Develop a suitable asset allocation using broadly diversified funds. Having a balanced portfolio can help you get through unforeseen events and achieve your goals—even without a crystal ball.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 15, 2013

6

Advisor’s Report

Vanguard Dividend Growth Fund returned 13.99% for the six months ended July 31, 2013, surpassing the 11.66% return of its benchmark, the NASDAQ US Dividend Achievers Select Index.

The investment environment
We continue to believe that investors worldwide appear too optimistic about the global economy’s underlying health. Although the easy-money policies of key central banks appear to have nudged employment upward, we remain concerned about the private sector’s ability to take the momentum to the next level. Indeed, the rather dramatic equity market sell-off that followed the mere suggestion of a slowdown in the Federal Reserve’s asset purchases seems to validate that concern. Second-quarter earnings results are likely to confirm this continued softness. As always, we will aggressively use any price weakness that may occur to raise the quality of the fund’s portfolio.

The fund’s successes
All nine industry sectors represented in the fund boosted absolute performance for the six months, led by the fund’s health care, industrial, and consumer discretionary holdings. Among the top individual contributors were Johnson & Johnson, Lockheed Martin, and Microsoft.

On a “run-rate” basis, the portfolio is expected to produce asset-weighted dividend growth of 8.9% for calendar 2013. The 2012 figure was about 27.7%. Our run-rate calculation is a rough estimate of potential dividend growth; it takes a company’s declared dividend rate, annualizes it, and compares it with the previous calendar year’s actual rate. It does not accurately reflect, nor factor in the dollar size of, dividend increases that may be announced later in the year. Therefore, companies in the early stages of dividend growth tend to show large percentage increases, yet the absolute cash dividend may be small. Despite these shortcomings, we view this estimate as a reasonable report card.

The 8.9% we expect for 2013 is likely to be lower than actual results, but these will still be well below those of 2012. Many companies held by the fund accelerated their planned 2013 payments into 2012 to try to protect shareholders from the higher dividend tax rates that were anticipated for this year. We expect a more normal growth environment in 2014.

Among the notable dividend run-rate increases thus far in 2013 were those of Cardinal Health (33.7%) and Lowe’s (20.0%).

The fund’s shortfalls
The fund’s consumer staples and energy sectors lagged despite contributing to absolute performance for the period. Information technology companies, notably IBM and Oracle, were among the biggest detractors. C.H. Robinson Worldwide, in industrials, also disappointed. Although we would prefer that all stocks in the fund perform well at all times, it is inevitable that some will retreat over a given period. We assess a stock’s contribution over a longer time frame and stay focused on dividend action.

7

The fund’s positioning and investment strategy
Our primary objective is to identify companies that we believe will steadily and reliably grow their dividend payments. We carefully build the portfolio one stock at a time, giving central consideration to each company’s dividend growth prospects. Our industry and sector weightings are an output of this process. As of the end of the period, the fund had significant allocations to the health care, consumer discretionary, and technology sectors, with less exposure to materials and utilities and no holdings in telecommunication services.

Since our last report, little has changed in the fund’s positioning, and our investment strategy remains the same. If anything, we are simply trying to trim stocks that have appreciated significantly and add to those that have lagged the broader market. So the top ten positions have changed modestly; otherwise, we remain steady.

Donald J. Kilbride
Senior Vice President and Equity Portfolio Manager
Wellington Management Company, LLP
August 12, 2013

8

Dividend Growth Fund

Fund Profile
As of July 31, 2013

Portfolio Characteristics
		NASDAQ
		US	DJ U.S.
		Dividend	Total
		Achievers	Market
		Select	FA
	Fund	Index	Index
Number of Stocks	52	146	3,619
Median Market Cap	$65.3B	$54.5B	$40.3B
Price/Earnings Ratio	17.7x	16.9x	18.9x
Price/Book Ratio	3.2x	3.2x	2.5x
Return on Equity	22.2%	22.6%	16.5%
Earnings Growth
Rate	7.3%	6.9%	10.4%
Dividend Yield	2.4%	2.2%	1.9%
Foreign Holdings	8.6%	0.0%	0.0%
Turnover Rate
(Annualized)	11%	—	—
Ticker Symbol	VDIGX	—	—
Expense Ratio[1]	0.29%	—	—
30-Day SEC Yield	2.06%	—	—
Short-Term Reserves	4.3%	—	—

Sector Diversification (% of equity exposure)
		NASDAQ
		US	DJ U.S.
		Dividend	Total
		Achievers	Market
		Select	FA
	Fund	Index	Index
Consumer Discretionary 15.9%		13.0%	13.0%
Consumer Staples	11.9	23.5	9.1
Energy	9.2	12.6	9.7
Financials	10.4	7.5	17.9
Health Care	21.2	8.6	12.6
Industrials	14.8	19.1	11.2
Information Technology	11.0	6.0	17.2
Materials	4.3	8.3	3.7
Telecommunication
Services	0.0	0.1	2.3
Utilities	1.3	1.3	3.3

Volatility Measures
	NASDAQ
	US Dividend
	Achievers	DJ U.S.
	Select	Total Market
	Index	FA Index
R-Squared	0.94	0.93
Beta	0.89	0.72

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Johnson & Johnson	Pharmaceuticals	3.1%
McDonald's Corp.	Restaurants	3.0
Microsoft Corp.	Systems Software	2.9
United Parcel Service	Air Freight &
Inc.	Logistics	2.8
Lockheed Martin Corp.	Aerospace &
	Defense	2.4
Roche Holding AG	Pharmaceuticals	2.4
Medtronic Inc.	Health Care
	Equipment	2.4
Target Corp.	General Merchandise
	Stores	2.4
Automatic Data	Data Processing &
Processing Inc.	Outsourced Services	2.4
Praxair Inc.	Industrial Gases	2.4
Top Ten		26.2%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated May 28, 2013, and represents estimated costs for the current fiscal year. For the six months ended July 31, 2013, the annualized expense ratio was 0.31%.

9

Dividend Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 2003, Through July 31, 2013

For a benchmark description, see the Glossary.
Note: For 2014, performance data reflect the six months ended July 31, 2013.

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Dividend Growth Fund	5/15/1992	19.65%	8.64%	9.21%

See Financial Highlights for dividend and capital gains information.

10

Dividend Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (95.7%)
Consumer Discretionary (15.2%)
McDonald’s Corp.	5,087,670	498,999
Target Corp.	5,635,662	401,541
Omnicom Group Inc.	5,538,757	355,976
Lowe’s Cos. Inc.	7,800,199	347,733
NIKE Inc. Class B	4,508,992	283,706
Mattel Inc.	5,956,115	250,335
Walt Disney Co.	3,467,655	224,184
TJX Cos. Inc.	3,122,320	162,485
		2,524,959
Consumer Staples (11.4%)
Wal-Mart Stores Inc.	4,628,829	360,771
Procter & Gamble Co.	4,461,702	358,275
CVS Caremark Corp.	4,906,035	301,672
Colgate-Palmolive Co.	4,169,582	249,633
PepsiCo Inc.	2,871,496	239,885
Coca-Cola Co.	5,109,160	204,775
Diageo plc	5,448,560	170,752
		1,885,763
Energy (8.8%)
Exxon Mobil Corp.	3,897,183	365,361
Occidental
Petroleum Corp.	3,338,975	297,336
Enbridge Inc.	6,253,832	277,983
BG Group plc	14,991,306	270,327
Chevron Corp.	1,910,039	240,455
		1,451,462
Financials (9.9%)
PNC Financial Services
Group Inc.	3,885,059	295,459
Wells Fargo & Co.	6,785,242	295,158
ACE Ltd.	3,058,989	279,530
BlackRock Inc.	990,629	279,318
Public Storage	1,111,500	176,973
Marsh &
McLennan Cos. Inc.	3,913,785	163,870
Chubb Corp.	1,775,877	153,613
		1,643,921

		Market
		Value
	Shares	($000)
Health Care (20.3%)
Johnson & Johnson	5,441,382	508,769
Roche Holding AG	1,638,745	403,277
Medtronic Inc.	7,273,341	401,779
Cardinal Health Inc.	7,841,377	392,775
Merck & Co. Inc.	8,012,200	385,948
UnitedHealth Group Inc.	4,904,900	357,322
Teva Pharmaceutical
Industries Ltd. ADR	7,860,400	312,058
Pfizer Inc.	10,513,977	307,323
Amgen Inc.	2,758,584	298,727
		3,367,978
Industrials (14.2%)
United Parcel Service Inc.
Class B	5,325,045	462,214
Lockheed Martin Corp.	3,377,866	405,749
United Technologies Corp.	3,431,400	362,253
General Dynamics Corp.	3,620,502	308,974
Honeywell
International Inc.	3,193,062	264,960
Northrop Grumman Corp.	2,303,804	212,088
Emerson Electric Co.	2,885,335	177,073
CH Robinson
Worldwide Inc.	2,715,185	161,880
		2,355,191
Information Technology (10.5%)
Microsoft Corp.	15,105,472	480,807
Automatic Data
Processing Inc.	5,561,376	400,920
International Business
Machines Corp.	1,736,632	338,713
Oracle Corp.	9,637,265	311,765
Accenture plc Class A	2,928,775	216,173
		1,748,378
Materials (4.2%)
Praxair Inc.	3,333,376	400,572
Ecolab Inc.	3,122,726	287,728
		688,300

11

Dividend Growth Fund

		Market
		Value
	Shares	($000)
Utilities (1.2%)
Dominion Resources Inc.	3,438,516	203,938
Total Common Stocks
(Cost $11,842,283)		15,869,890

	Face
	Amount
	($000)
Temporary Cash Investments (4.3%)
Repurchase Agreements (4.3%)
RBS Securities, Inc.
0.060%, 8/1/13 (Dated
7/31/13, Repurchase
Value $351,001,000,
collaterized by U.S.
Treasury Note/Bond,
0.250%-3.250%,
2/28/14–5/31/16,
with a value of
$358,020,000)	351,000	351,000
Morgan Stanley & Co., Inc.
0.080%, 8/1/13 (Dated
7/31/13, Repurchase
Value $355,801,000,
collaterized by Federal
National Mortgage Assn.
2.500%–3.500%,
7/1/27–5/1/43 and
Federal Home Loan
Mortgage Corp. 3.000%,
7/1/43, with a value of
$362,916,000)	355,800	355,800
		706,800
Total Temporary Cash Investments
(Cost $706,800)		706,800
Total Investments (100.0%)
(Cost $12,549,083)		16,576,690

Market
Value
($000)
Other Assets and Liabilities (0.0%)
Other Assets	42,576
Liabilities	(35,562)
7,014
Net Assets (100%)
Applicable to 838,218,380 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	16,583,704
Net Asset Value Per Share	$19.78

At July 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	12,571,308
Undistributed Net Investment Income	6,479
Accumulated Net Realized Losses	(21,748)
Unrealized Appreciation (Depreciation)
Investment Securities	4,027,607
Foreign Currencies	58
Net Assets	16,583,704

See Note A in Notes to Financial Statements.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Dividend Growth Fund

Statement of Operations

Six Months Ended
July 31, 2013
($000)
Investment Income
Income
Dividends[1]	175,651
Interest	264
Securities Lending	442
Total Income	176,357
Expenses
Investment Advisory Fees—Note B
Basic Fee	7,474
Performance Adjustment	1,158
The Vanguard Group—Note C
Management and Administrative	11,947
Marketing and Distribution	1,706
Custodian Fees	68
Shareholders’ Reports	81
Trustees’ Fees and Expenses	16
Total Expenses	22,450
Net Investment Income	153,907
Realized Net Gain (Loss)
Investment Securities Sold	77,149
Foreign Currencies	256
Realized Net Gain (Loss)	77,405
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,665,665
Foreign Currencies	39
Change in Unrealized Appreciation (Depreciation)	1,665,704
Net Increase (Decrease) in Net Assets Resulting from Operations	1,897,016
1 Dividends are net of foreign withholding taxes of $3,058,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Dividend Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2013	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	153,907	241,028
Realized Net Gain (Loss)	77,405	(32,138)
Change in Unrealized Appreciation (Depreciation)	1,665,704	1,166,466
Net Increase (Decrease) in Net Assets Resulting from Operations	1,897,016	1,375,356
Distributions
Net Investment Income	(148,707)	(246,574)
Realized Capital Gain	—	—
Total Distributions	(148,707)	(246,574)
Capital Share Transactions
Issued	3,016,338	4,594,475
Issued in Lieu of Cash Distributions	131,869	216,370
Redeemed	(1,016,620)	(2,064,522)
Net Increase (Decrease) from Capital Share Transactions	2,131,587	2,746,323
Total Increase (Decrease)	3,879,896	3,875,105
Net Assets
Beginning of Period	12,703,808	8,828,703
End of Period[1]	16,583,704	12,703,808
1 Net Assets—End of Period includes undistributed net investment income of $6,479,000 and $1,023,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Dividend Growth Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2013	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$17.52	$15.81	$14.68	$12.82	$10.42	$14.38
Investment Operations
Net Investment Income	.190	. 357	. 317	. 283	. 291	. 264
Net Realized and Unrealized Gain (Loss)
on Investments	2.254	1.721	1.126	1.850	2.401	(3.960)
Total from Investment Operations	2.444	2.078	1.443	2.133	2.692	(3.696)
Distributions
Dividends from Net Investment Income	(.184)	(. 368)	(. 313)	(. 273)	(. 292)	(. 264)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.184)	(. 368)	(. 313)	(. 273)	(. 292)	(. 264)
Net Asset Value, End of Period	$19.78	$17.52	$15.81	$14.68	$12.82	$10.42

Total Return[1]	13.99%	13.36%	9.90%	16.85%	26.01%	-25.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,584	$12,704	$8,829	$4,995	$2,814	$1,745
Ratio of Total Expenses to
Average Net Assets[2]	0.31%	0.29%	0.31%	0.34%	0.38%	0.36%
Ratio of Net Investment Income to
Average Net Assets	2.12%	2.22%	2.28%	2.25%	2.59%	2.25%
Portfolio Turnover Rate	11%	11%	13%	17%	24%	28%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.00%, 0.00%, 0.03%, 0.03%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Dividend Growth Fund

Notes to Financial Statements

Vanguard Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund may enter into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund.

16

Dividend Growth Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2010–2013), and for the period ended July 31, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the NASDAQ US Dividend Achievers Select Index. For the six months ended July 31, 2013, the investment advisory fee represented an effective annual basic rate of 0.10% of the fund’s average net assets before an increase of $1,158,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2013, the fund had contributed capital of $1,929,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.77% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

17

Dividend Growth Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	15,025,534	844,356	—
Temporary Cash Investments	—	706,800	—
Total	15,025,534	1,551,156	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended July 31, 2013, the fund realized net foreign currency gains of $256,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2013, the fund had available capital losses totaling $98,481,000 to offset future net capital gains. Of this amount, $45,895,000 is subject to expiration on January 31, 2018. Capital losses of $52,586,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2014; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2013, the cost of investment securities for tax purposes was $12,549,083,000. Net unrealized appreciation of investment securities for tax purposes was $4,027,607,000, consisting of unrealized gains of $4,044,927,000 on securities that had risen in value since their purchase and $17,320,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2013, the fund purchased $2,772,131,000 of investment securities and sold $777,215,000 of investment securities, other than temporary cash investments.

18

Dividend Growth Fund

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	July 31, 2013	January 31, 2013
	Shares	Shares
	(000)	(000)
Issued	160,073	278,157
Issued in Lieu of Cash Distributions	6,904	13,395
Redeemed	(54,008)	(124,792)
Net Increase (Decrease) in Shares Outstanding	112,969	166,760

H. Management has determined that no material events or transactions occurred subsequent to July 31, 2013, that would require recognition or disclosure in these financial statements.

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

20

Six Months Ended July 31, 2013

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Growth Fund	1/31/2013	7/31/2013	Period
Based on Actual Fund Return	$1,000.00	$1,139.87	$1.64
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.26	1.56

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.31%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

22

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Dividend Growth Spliced Index: Russell 1000 Index through January 31, 2010; NASDAQ US Dividend Achievers Select Index (formerly known as the Dividend Achievers Select Index) thereafter. Prior to December 6, 2002, the comparative benchmark was known as the Utilities Composite Index. The index weightings were: 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Brothers Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Brothers Utility Bond Index through March 31, 2000; 75% S&P Utilities Index and 25% S&P Telephone Index through December 31, 2001; and 75% S&P Utilities Index and 25% S&P Integrated Telecommunication Services Index through December 6, 2002.

23

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]
and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board of
and President (2006–2008) of Rohm and Haas Co.	Hillenbrand, Inc. (specialized consumer services) and
(chemicals); Director of Tyco International, Ltd.	of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-
Packard Co. (electronic computer manufacturing),

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Vanguard Senior ManagementTeam
President, and Chief Executive Officer of NACCO
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Mortimer J. Buckley	Chris D. McIsaac
Materials Handling, Inc. (forklift trucks); Director of	Kathleen C. Gubanich	Michael S. Miller
the National Association of Manufacturers; Chairman	Paul A. Heller	James M. Norris
of the Board of University Hospitals of Cleveland;	Martha G. King	Glenn W. Reed
Advisory Chairman of the Board of The Cleveland	John T. Marcante
Museum of Art.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Director	Chief Executive Officer and President, 1996–2008
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	Founder
Norris Cotton Cancer Center.
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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All comparative mutual fund data are from Lipper, a
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© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q572 092013

Semiannual Report | July 31, 2013
Vanguard Dividend Appreciation Index Fund

> For the six months ended July 31, 2013, Vanguard Dividend Appreciation Index Fund returned almost 12%, closely tracking the return of its target benchmark.

> The broad U.S. stock market advanced about 14% as the economy’s halting recovery continued.

> Nine of the fund’s ten market sectors advanced, with consumer goods, consumer services, and industrials contributing the most to return.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	8
Financial Statements.	9
About Your Fund’s Expenses.	20
Trustees Approve Advisory Arrangement.	22
Glossary.	23

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended July 31, 2013

Total
Returns
Vanguard Dividend Appreciation Index Fund
Investor Shares	11.61%
ETF Shares
Market Price	11.70
Net Asset Value	11.62
NASDAQ US Dividend Achievers Select Index	11.66
Large-Cap Core Funds Average	12.98
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
January 31, 2013, Through July 31, 2013

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Dividend Appreciation Index Fund
Investor Shares	$25.23	$27.90	$0.242	$0.000
ETF Shares	63.08	69.73	0.633	0.000

1

Chairman’s Letter

Dear Shareholder,

Stocks of companies that have histories of increasing their dividends were among the many that flourished over the six months ended July 31, but they weren’t the top performers. Vanguard Dividend Appreciation Index Fund returned almost 12% for the period, closely tracking its target benchmark but trailing the average return of its large-capitalization peers (about 13%) and the gain of the broad market (about 14%).

Like its benchmark, the fund had relatively little exposure to two of the broad market’s leading sectors, financials and health care. Companies in those sectors––while often generous with their dividends––haven’t raised their payouts consistently. The target index includes stocks of companies that have raised their dividends for at least ten straight years.

The fund’s 30-day SEC yield for Investor Shares declined slightly during the half year, from 2.06% at the start to 1.97%.

Please be aware that the name of the fund’s target index has changed; it is now the NASDAQ US Dividend Achievers Select Index. The name change is the result of NASDAQ’s acquiring the index business of Mergent, the former provider. The methodology used to construct the index is unaltered.

2

U.S. stocks set a brisk pace; international markets struggled
U.S. stocks posted positive returns in five of the six months. The exception was June, when stocks slid after Federal Reserve Chairman Ben Bernanke said the central bank could begin unwinding its stimulative bond-buying program later this year. July saw domestic stocks rebound sharply, helped by favorable economic news and reassuring words from Fed officials.

Despite rising in July, international stocks finished the period with a return of less than 1%. Much of the weakness came from emerging markets, where the slowing rate of growth, especially in

China and Brazil, has been a concern. Developed markets in the Pacific region and Europe posted modest gains.

Bonds encountered obstacles as market uncertainty increased
Bonds, which also suffered in June amid concerns that the Fed could start tapering its bond buying, posted negative returns for the six months. Although July brought a little relief, the broad U.S. taxable bond market returned –1.62% for the period. The yield of the 10-year Treasury note finished the six months at 2.60%, up from 2.47% in June and 1.67% at the end of April. (Bond yields and prices move in opposite directions.)

Market Barometer

			Total Returns
		Periods Ended July 31, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	13.83%	26.23%	8.49%
Russell 2000 Index (Small-caps)	16.66	34.76	9.45
Russell 3000 Index (Broad U.S. market)	14.05	26.86	8.57
MSCI All Country World Index ex USA (International)	0.26	16.96	0.79

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.62%	-1.91%	5.23%
Barclays Municipal Bond Index (Broad tax-exempt market)	-3.94	-2.19	5.07
Citigroup Three-Month U.S. Treasury Bill Index	0.03	0.08	0.20

CPI
Consumer Price Index	1.44%	1.96%	1.21%

3

Municipal bonds fared worse, returning –3.94% for the period. Although Detroit filed for bankruptcy in July, it’s worth remembering that Detroit debt represents a tiny fraction—just 0.05%—of the entire muni bond market. We continue to believe that municipal bonds may make sense as part of a diversified portfolio for those in higher tax brackets. As Sarah Hammer, a senior investment analyst with Vanguard Investment Strategy Group, put it, “State and local governments have the ability and willingness to continue to make their debt service payments.”

The Fed’s target for short-term rates remained between 0% and 0.25%, keeping returns from money market funds and savings accounts exceptionally low.

Consumer and industrial stocks paced the fund’s performance
The investment climate changed in May and June as longer-term interest rates rose, creating issues and opportunities for shareholders who pursue dividend-oriented strategies. Some types of traditionally well-paying dividend stocks—most notably utilities—slumped in those months as higher bond yields reduced the demand for them among investors seeking income.

However, the target index of the Dividend Appreciation Index Fund focuses not on the highest-yielding stocks but on those of companies that regularly increase their dividends. Therefore, the dividend-rich utilities and telecommunications sectors have only a tiny presence in the fund;

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	ETF	Peer Group
	Shares	Shares	Average
Dividend Appreciation Index Fund	0.20%	0.10%	1.15%

The fund expense ratios shown are from the prospectus dated May 28, 2013, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2013, the fund’s annualized expense ratios were 0.20% for Investor Shares and 0.10% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Peer group: Large-Cap Core Funds.

4

these companies generally lack both a record of raising their dividends and the capacity to do so in the future.

Well represented in the fund, by contrast, are high-quality companies in the consumer goods and consumer services sectors that haven’t been shy about increasing their dividends as their profits have swelled and the economy has gradually expanded. In the hyper-competitive quest for consumer dollars, top companies are benefiting from strong management practices and economies of scale along with improvement in shoppers’ ability and willingness to spend.

Especially productive was the consumer goods sector, the fund’s largest, representing almost one-quarter of assets on average during the half year. Giant soft drink companies and multinational household product corporations were strong performers. Also strong were the fund’s consumer services stocks, especially those of huge broad-line retailers, drugstores, and home improvement firms.

Industrial stocks, the second-largest sector, were important to the fund’s climb as well. For aerospace and defense companies, cost-cutting measures and diversity of business lines offset investors’ concerns about defense spending cuts in the United States. Industrial conglomerates and manufacturers profited from infrastructure development and economic growth, and their revenue streams and earnings benefited from increased corporate spending.

As I mentioned earlier, the index’s allocation to the prosperous health care and financial sectors was much smaller than the two sectors’ share of the broad market. Although the index’s stocks in those sectors generated solid returns, they didn’t include some of the best-performing companies, as these firms didn’t meet the criterion of increasing their dividends for ten straight years.

Technology was the fund’s only sector to decline during the half year, as shortfalls in hardware and software sales hurt profits.

Predicting the future is tricky, but preparing for it is prudent
Now that much of 2013 is in the rearview mirror, it’s clear that few of us had anticipated several big events—such as record highs in some stock market indexes, the powerful rally in long-slumbering Japan, and renewed upheaval in Egypt. Of course, such unpredictability underscores the challenge of forecasting.

Vanguard’s approach to forecasting differs from that of many other investment firms. Joe Davis, our chief economist, is fond of saying that we “treat the future with the deference it deserves.”

5

Each January, our economists publish Vanguard’s Economic and Investment Outlook (available at vanguard.com/ research). They update their perspectives periodically and address significant developments—such as Detroit’s bankruptcy filing—with thoughtful, timely analysis and commentary. But, in keeping with Joe’s observation, our economists don’t make the pinpoint projections that you’ll see elsewhere.

Instead, using sophisticated statistical models, we provide a range and probability of potential outcomes—for the inflation rate or the 10-year Treasury yield, for example. And we explain our rationale for such outcomes.

In short, our forecasts acknowledge that no one has a crystal ball or can envision every scenario. And that underlines one of our core investment principles: Develop a suitable asset allocation using broadly diversified funds. Having a balanced portfolio can help you get through unforeseen events and achieve your goals—even without a crystal ball.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
August 14, 2013

6

Dividend Appreciation Index Fund

Fund Profile
As of July 31, 2013

Share-Class Characteristics
	Investor	ETF
	Shares	Shares
Ticker Symbol	VDAIX	VIG
Expense Ratio[1]	0.20%	0.10%
30-Day SEC Yield	1.97%	2.08%

Portfolio Characteristics
		NASDAQ
		US	DJ U.S.
		Dividend	Total
		Achievers	Market
		Select	FA
	Fund	Index	Index
Number of Stocks	146	146	3,619
Median Market Cap	$54.5B	$54.5B	$40.3B
Price/Earnings Ratio	16.9x	16.9x	18.9x
Price/Book Ratio	3.2x	3.2x	2.5x
Return on Equity	22.6%	22.6%	16.5%
Earnings Growth
Rate	6.9%	6.9%	10.4%
Dividend Yield	2.2%	2.2%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	5%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		NASDAQ
		US
		Dividend	DJ U.S.
		Achievers	Total
		Select	Market
	Fund	Index	FA Index
Basic Materials	5.3%	5.3%	2.9%
Consumer Goods	23.2	23.5	10.5
Consumer Services	16.5	16.6	13.6
Financials	7.5	6.8	18.7
Health Care	8.0	8.1	12.0
Industrials	21.3	21.5	12.9
Oil & Gas	12.6	12.7	9.5
Technology	4.4	4.4	14.2
Telecommunications	0.1	0.0	2.3
Utilities	1.1	1.1	3.4

Volatility Measures
	NASDAQ
	US Dividend
	Achievers	DJ U.S.
	Select	Total Market
	Index	FA Index
R-Squared	1.00	0.94
Beta	1.00	0.79

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
PepsiCo Inc.	Soft Drinks	4.2%
Procter & Gamble Co.	Nondurable
	Household Products	4.1
Wal-Mart Stores Inc.	Broadline Retailers	4.0
Abbott Laboratories	Pharmaceuticals	4.0
Chevron Corp.	Integrated Oil & Gas	3.9
Coca-Cola Co.	Soft Drinks	3.9
Exxon Mobil Corp.	Integrated Oil & Gas	3.7
McDonald's Corp.	Restaurants & Bars	3.5
International Business
Machines Corp.	Computer Services	3.4
United Technologies
Corp.	Aerospace	3.4
Top Ten		38.1%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2013, and represent estimated costs for the current fiscal year. For the six months ended July 31, 2013, the annualized expense ratios were 0.20% for Investor Shares and 0.10% for ETF Shares.

7

Dividend Appreciation Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): April 27, 2006, Through July 31, 2013

Note: For 2014, performance data reflect the six months ended July 31, 2013.

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Investor Shares	4/27/2006	19.40%	8.06%	6.02%
ETF Shares	4/21/2006
Market Price		19.48	8.19	6.17
Net Asset Value		19.46	8.18	6.17

See Financial Highlights for dividend and capital gains information.

8

Dividend Appreciation Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (99.9%)[1]
Basic Materials (5.3%)
Praxair Inc.	2,281,927	274,219
Ecolab Inc.	2,244,233	206,784
PPG Industries Inc.	1,124,051	180,343
Air Products &
Chemicals Inc.	1,549,898	168,381
Sigma-Aldrich Corp.	899,611	75,172
International Flavors &
Fragrances Inc.	597,754	48,227
Albemarle Corp.	695,846	43,149
RPM International Inc.	958,322	33,771
Royal Gold Inc.	515,924	26,668
HB Fuller Co.	341,314	13,704
Stepan Co.	157,003	9,398
		1,079,816
Consumer Goods (23.2%)
PepsiCo Inc.	10,238,116	855,292
Procter & Gamble Co.	10,501,252	843,251
Coca-Cola Co.	19,927,075	798,677
Colgate-Palmolive Co.	7,016,849	420,099
Monsanto Co.	3,816,122	376,956
NIKE Inc. Class B	5,347,917	336,491
Archer-Daniels-Midland
Co.	4,844,880	176,693
VF Corp.	889,559	175,243
Stanley Black & Decker
Inc.	1,260,679	106,679
Genuine Parts Co.	1,154,762	94,679
JM Smucker Co.	809,145	91,045
Bunge Ltd.	1,053,405	80,069
Hormel Foods Corp.	1,818,855	77,028
Brown-Forman Corp.
Class B	987,038	71,570
McCormick & Co. Inc.	953,704	68,295
Church & Dwight Co.
Inc.	1,022,608	65,140
Polaris Industries Inc.	493,070	55,293

			Market
			Value
		Shares	($000)
	Nu Skin Enterprises Inc.
	Class A	381,239	31,887
	Lancaster Colony Corp.	203,046	16,859
^	Tootsie Roll Industries Inc.	283,309	9,593
	Andersons Inc.	134,516	7,979
			4,758,818
Consumer Services (16.5%)
	Wal-Mart Stores Inc.	10,596,043	825,856
	McDonald’s Corp.	7,400,150	725,807
	Lowe’s Cos. Inc.	8,109,334	361,514
	Walgreen Co.	6,915,026	347,480
	Target Corp.	4,853,614	345,820
	TJX Cos. Inc.	5,379,385	279,943
	Cardinal Health Inc.	2,439,078	122,173
	Ross Stores Inc.	1,533,782	103,484
	Tiffany & Co.	909,699	72,330
	Family Dollar Stores Inc.	973,155	66,914
^	FactSet Research
	Systems Inc.	324,783	35,460
	Rollins Inc.	1,015,790	25,903
	Casey’s General Stores
	Inc.	293,386	19,431
	Cracker Barrel Old
	Country Store Inc.	184,171	18,030
	John Wiley & Sons Inc.
	Class A	397,445	17,937
	Matthews International
	Corp. Class A	210,232	8,132
			3,376,214
Financials (7.5%)
	Franklin Resources Inc.	4,697,174	229,598
	ACE Ltd.	2,500,461	228,492
	Aflac Inc.	3,622,722	223,450
	Chubb Corp.	1,905,380	164,815
	T. Rowe Price Group Inc.	1,804,852	135,797
	McGraw Hill Financial Inc.	2,078,963	128,605
	WR Berkley Corp.	961,812	40,752
	PartnerRe Ltd.	449,420	40,241
	SEI Investments Co.	1,246,216	39,393

9

Dividend Appreciation Index Fund

		Market
		Value
	Shares	($000)
Brown & Brown Inc.	1,043,194	34,415
HCC Insurance Holdings
Inc.	748,113	33,313
Eaton Vance Corp.	809,303	32,752
RenaissanceRe Holdings
Ltd.	368,016	32,006
Commerce Bancshares
Inc.	672,565	30,689
Erie Indemnity Co.
Class A	365,881	29,406
Prosperity Bancshares
Inc.	404,352	23,865
UMB Financial Corp.	311,508	18,628
StanCorp Financial Group
Inc.	318,740	16,922
RLI Corp.	154,333	12,739
Bank of the Ozarks Inc.	247,991	11,849
Bancfirst Corp.	122,265	6,392
1st Source Corp.	188,579	5,144
Republic Bancorp Inc.	139,540	3,652
First Financial Corp.	105,511	3,499
		1,526,414
Health Care (8.0%)
Abbott Laboratories	22,545,587	825,845
Medtronic Inc.	6,963,827	384,682
Stryker Corp.	2,561,261	180,467
Becton Dickinson and Co.	1,424,580	147,757
CR Bard Inc.	606,094	69,458
West Pharmaceutical
Services Inc.	249,513	18,404
Owens & Minor Inc.	460,417	16,557
		1,643,170
Industrials (21.3%)
United Technologies
Corp.	6,590,954	695,807
3M Co.	5,025,822	590,182
Caterpillar Inc.	4,729,701	392,139
Emerson Electric Co.	5,217,204	320,180
Automatic Data
Processing Inc.	3,609,063	260,177
Illinois Tool Works Inc.	3,389,463	244,177
General Dynamics Corp.	2,699,518	230,377
Norfolk Southern Corp.	2,182,313	159,658
WW Grainger Inc.	511,670	134,129
Sherwin-Williams Co.	745,898	129,913
Dover Corp.	1,367,668	117,127
Fastenal Co.	2,219,649	108,785
Parker Hannifin Corp.	1,052,981	108,752
Pentair Ltd.	1,544,592	94,344
Roper Industries Inc.	720,835	90,796
CH Robinson Worldwide
Inc.	1,182,250	70,486

		Market
		Value
	Shares	($000)
Expeditors International
of Washington Inc.	1,492,187	60,165
Cintas Corp.	927,174	44,050
Valspar Corp.	646,266	44,024
MDU Resources Group
Inc.	1,382,638	38,769
Donaldson Co. Inc.	1,015,377	36,807
Lincoln Electric Holdings
Inc.	596,885	35,240
Nordson Corp.	472,118	34,068
Bemis Co. Inc.	753,656	31,043
Carlisle Cos. Inc.	456,402	30,917
Jack Henry & Associates
Inc.	632,071	30,529
Graco Inc.	435,684	30,402
Aptargroup Inc.	474,354	27,697
Valmont Industries Inc.	194,038	27,095
AO Smith Corp.	561,513	23,202
CLARCOR Inc.	373,911	20,558
Mine Safety Appliances
Co.	272,550	14,481
Franklin Electric Co. Inc.	346,916	12,926
Brady Corp. Class A	359,118	11,948
ABM Industries Inc.	394,392	10,215
Raven Industries Inc.	268,898	8,244
Tennant Co.	137,514	7,096
McGrath RentCorp	193,245	6,617
Lindsay Corp.	85,616	6,430
Gorman-Rupp Co.	162,270	5,636
Cass Information Systems
Inc.	95,846	5,292
Badger Meter Inc.	104,588	4,982
NACCO Industries Inc.
Class A	48,861	2,997
		4,358,459
Oil & Gas (12.6%)
Chevron Corp.	6,402,553	806,017
Exxon Mobil Corp.	8,095,191	758,924
Occidental Petroleum
Corp.	5,802,780	516,738
EOG Resources Inc.	2,041,106	296,960
Murphy Oil Corp.	1,467,773	99,398
Helmerich & Payne Inc.	745,352	47,106
Energen Corp.	524,573	31,417
^ CARBO Ceramics Inc.	175,895	15,454
		2,572,014
Technology (4.3%)
International Business
Machines Corp.	3,617,533	705,564
Linear Technology Corp.	1,701,100	68,996
Maxim Integrated
Products Inc.	2,156,961	61,689
Harris Corp.	875,869	49,986
		886,235

10

Dividend Appreciation Index Fund

		Market
		Value
	Shares	($000)
Telecommunications (0.1%)
Telephone & Data
Systems Inc.	711,075	18,850
Atlantic Tele-Network Inc.	101,526	5,178
		24,028
Utilities (1.1%)
ONEOK Inc.	1,440,480	76,273
National Fuel Gas Co.	615,725	39,918
UGI Corp.	827,473	34,746
Aqua America Inc.	1,021,302	34,581
South Jersey Industries
Inc.	228,320	13,950
MGE Energy Inc.	175,574	10,308
American States Water
Co.	142,048	9,122
SJW Corp.	144,249	4,023
Connecticut Water
Service Inc.	81,257	2,430
York Water Co.	96,381	2,032
		227,383
Total Common Stocks
(Cost $16,282,065)		20,452,551
Temporary Cash Investments (0.2%)[1]
Money Market Fund (0.2%)
[2,3] Vanguard Market
Liquidity Fund,
0.124%	44,047,759	44,048

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.095%, 10/4/13	1,400	1,399
Total Temporary Cash Investments
(Cost $45,447)		45,447
Total Investments (100.1%)
(Cost $16,327,512)		20,497,998

Market
Value
($000)
Other Assets and Liabilities (-0.1%)
Other Assets	50,074
Liabilities[3]	(63,172)
(13,098)
Net Assets (100%)	20,484,900

At July 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	16,525,236
Undistributed Net Investment Income	24,122
Accumulated Net Realized Losses	(236,327)
Unrealized Appreciation (Depreciation)
Investment Securities	4,170,486
Futures Contracts	1,383
Net Assets	20,484,900

Investor Shares—Net Assets
Applicable to 125,171,272 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,491,921
Net Asset Value Per Share—
Investor Shares	$27.90

ETF Shares—Net Assets
Applicable to 243,680,359 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	16,992,979
Net Asset Value Per Share—
ETF Shares	$69.73

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $11,977,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $12,266,000 of collateral received for securities on loan.
4 Securities with a value of $1,399,000 have been segregated as initial margin for open futures contracts.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

11

Dividend Appreciation Index Fund

Statement of Operations

Six Months Ended
July 31, 2013
($000)
Investment Income
Income
Dividends	201,908
Interest[1]	20
Securities Lending	839
Total Income	202,767
Expenses
The Vanguard Group—Note B
Investment Advisory Services	538
Management and Administrative—Investor Shares	2,539
Management and Administrative—ETF Shares	4,938
Marketing and Distribution—Investor Shares	394
Marketing and Distribution—ETF Shares	1,897
Custodian Fees	103
Shareholders’ Reports—Investor Shares	21
Shareholders’ Reports—ETF Shares	178
Trustees’ Fees and Expenses	9
Total Expenses	10,617
Net Investment Income	192,150
Realized Net Gain (Loss)
Investment Securities Sold	120,514
Futures Contracts	2,856
Realized Net Gain (Loss)	123,370
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,688,883
Futures Contracts	1,485
Change in Unrealized Appreciation (Depreciation)	1,690,368
Net Increase (Decrease) in Net Assets Resulting from Operations	2,005,888
1 Interest income from an affiliated company of the fund was $19,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Dividend Appreciation Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	July 31,	January 31,
	2013	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	192,150	332,151
Realized Net Gain (Loss)	123,370	481,383
Change in Unrealized Appreciation (Depreciation)	1,690,368	1,192,461
Net Increase (Decrease) in Net Assets Resulting from Operations	2,005,888	2,005,995
Distributions
Net Investment Income
Investor Shares	(28,842)	(56,344)
ETF Shares	(146,199)	(276,499)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Total Distributions	(175,041)	(332,843)
Capital Share Transactions
Investor Shares	371,382	295,165
ETF Shares	2,360,148	2,071,585
Net Increase (Decrease) from Capital Share Transactions	2,731,530	2,366,750
Total Increase (Decrease)	4,562,377	4,039,902
Net Assets
Beginning of Period	15,922,523	11,882,621
End of Period[1]	20,484,900	15,922,523
1 Net Assets—End of Period includes undistributed net investment income of $24,122,000 and $7,013,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Dividend Appreciation Index Fund

Financial Highlights

Investor Shares

Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2013	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$25.23	$22.42	$21.33	$18.33	$14.79	$21.40
Investment Operations
Net Investment Income	. 262	. 538	. 445	. 392	. 369	. 387
Net Realized and Unrealized Gain (Loss)
on Investments	2.650	2.812	1.089	3.006	3.543	(6.614)
Total from Investment Operations	2.912	3.350	1.534	3.398	3.912	(6.227)
Distributions
Dividends from Net Investment Income	(. 242)	(. 540)	(. 444)	(. 398)	(. 372)	(. 383)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 242)	(. 540)	(. 444)	(. 398)	(. 372)	(. 383)
Net Asset Value, End of Period	$27.90	$25.23	$22.42	$21.33	$18.33	$14.79

Total Return[1]	11.61%	15.15%	7.34%	18.75%	26.80%	-29.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,492	$2,804	$2,206	$1,421	$613	$386
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.25%	0.30%	0.35%	0.36%
Ratio of Net Investment Income to
Average Net Assets	2.02%	2.32%	2.14%	2.13%	2.24%	2.25%
Portfolio Turnover Rate [2]	5%	15%	14%	15%	20%	34%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Dividend Appreciation Index Fund

Financial Highlights

ETF Shares

Six Months
	Ended
For a Share Outstanding	July 31,			Year Ended January 31,
Throughout Each Period	2013	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$63.08	$56.04	$53.32	$45.81	$36.96	$53.48
Investment Operations
Net Investment Income	. 687	1.401	1.173	1.034	. 973	1.032
Net Realized and Unrealized Gain (Loss)
on Investments	6.596	7.049	2.719	7.524	8.856	(16.526)
Total from Investment Operations	7.283	8.450	3.892	8.558	9.829	(15.494)
Distributions
Dividends from Net Investment Income	(. 633)	(1.410)	(1.172)	(1.048)	(. 979)	(1.026)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 633)	(1.410)	(1.172)	(1.048)	(. 979)	(1.026)
Net Asset Value, End of Period	$69.73	$63.08	$56.04	$53.32	$45.81	$36.96

Total Return	11.62%	15.29%	7.46%	18.91%	26.95%	-29.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,993	$13,119	$9,677	$4,985	$1,918	$805
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.13%	0.18%	0.23%	0.24%
Ratio of Net Investment Income to
Average Net Assets	2.12%	2.42%	2.26%	2.25%	2.36%	2.37%
Portfolio Turnover Rate[1]	5%	15%	14%	15%	20%	34%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Dividend Appreciation Index Fund

Notes to Financial Statements

Vanguard Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses). Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

During the six months ended July 31, 2013, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

16

Dividend Appreciation Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2010–2013), and for the period ended July 31, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2013, the fund had contributed capital of $2,372,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.95% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

17

Dividend Appreciation Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of July 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	20,452,551	—	—
Temporary Cash Investments	44,048	1,399	—
Futures Contracts—Liabilities[1]	(81)	—	—
Total	20,496,518	1,399	—
1 Represents variation margin on the last day of the reporting period.

D. At July 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2013	67	28,148	1,138
E-mini S&P 500 Index	September 2013	50	4,202	245

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

18

Dividend Appreciation Index Fund

During the six months ended July 31, 2013, the fund realized $112,927,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2013, the fund had available capital losses totaling $246,844,000 to offset future net capital gains. Of this amount, $191,649,000 is subject to expiration dates; $609,000 may be used to offset future net capital gains through January 31, 2016, $22,242,000 through January 31, 2017, $146,149,000 through January 31, 2018, and $22,649,000 through January 31, 2019. Capital losses of $55,195,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2014; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At July 31, 2013, the cost of investment securities for tax purposes was $16,327,512,000. Net unrealized appreciation of investment securities for tax purposes was $4,170,486,000, consisting of unrealized gains of $4,218,354,000 on securities that had risen in value since their purchase and $47,868,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended July 31, 2013, the fund purchased $3,626,889,000 of investment securities and sold $807,666,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,628,127,000 and $347,514,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		July 31, 2013	January 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	669,701	25,240	952,479	40,707
Issued in Lieu of Cash Distributions	23,908	914	46,434	1,980
Redeemed	(322,227)	(12,094)	(703,748)	(29,978)
Net Increase (Decrease) —Investor Shares	371,382	14,060	295,165	12,709
ETF Shares
Issued	2,711,279	40,995	3,350,319	56,407
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(351,131)	(5,300)	(1,278,734)	(21,100)
Net Increase (Decrease)—ETF Shares	2,360,148	35,695	2,071,585	35,307

H. In preparing the financial statements as of July 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

20

Six Months Ended July 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Appreciation Index Fund	1/31/2013	7/31/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,116.09	$1.05
ETF Shares	1,000.00	1,116.17	0.52
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.80	$1.00
ETF Shares	1,000.00	1,024.30	0.50

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares and 0.10% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Dividend Appreciation Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Investment Group—serves as investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

22

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

23

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
InterestedTrustee[1]
and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board of
and President (2006–2008) of Rohm and Haas Co.	Hillenbrand, Inc. (specialized consumer services) and
(chemicals); Director of Tyco International, Ltd.	of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-
Packard Co. (electronic computer manufacturing),

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Vanguard Senior ManagementTeam
President, and Chief Executive Officer of NACCO
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Mortimer J. Buckley	Chris D. McIsaac
Materials Handling, Inc. (forklift trucks); Director of	Kathleen C. Gubanich	Michael S. Miller
the National Association of Manufacturers; Chairman	Paul A. Heller	James M. Norris
of the Board of University Hospitals of Cleveland;	Martha G. King	Glenn W. Reed
Advisory Chairman of the Board of The Cleveland	John T. Marcante
Museum of Art.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Director	Chief Executive Officer and President, 1996–2008
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	Founder
Norris Cotton Cancer Center.
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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“NASDAQ OMX”) and has been licensed for use by The
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This material may be used in conjunction	NASDAQ OMX makes no warranties and bears no
with the offering of shares of any Vanguard	liability with respect to the Vanguard mutual funds.
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6022 092013

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SPECIALIZED FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: September 18, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SPECIALIZED FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: September 18, 2013

VANGUARD SPECIALIZED FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: September 18, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.